EXHIBIT 99.2

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   QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2007

           Table of Contents
           -----------------
                                        Page                                                                Page
                                        ----                                                                ----


              Section I - Overview                              Section III - Joint Venture Information

Important Notes                                      2    Overview - Fund I                                   22

Company Information                                  3    Overview - Fund II                                  23

Portfolio Snapshot                                   4    Overview - Fund III                                 24

       Section II - Financial Information                 Overview - RCP Venture                              25

Market Capitalization                                5    Fund I Properties - Detail                          26

Shareholder Information                              6    Top Fund I Tenants                                  27

Operating Statements - Consolidated                  7    Fund I - Current Valuation                          28

Operating Statements - Joint Venture's               8    Fund II Properties - Detail                         29

Operating Statements - by activity                  11    Fund II - New York Urban/Infill Projects            30

Operating Statements - Current v. Historical        12
                                                                Section IV - Portfolio Information
Net Operating Income - Same Property Performance    13
                                                          Portfolio overview                                  31
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")      14    Properties by Region                                34

Capital Expenditures                                15    Properties by State                                 35

Consolidated Balance Sheets                         16    Properties - Detail                                 36

Selected Operating Ratios                           17    Leasing Production and rent spreads                 39

Debt Analysis - Summary                             18    Top 10 Tenants - Consolidated                       40

Debt Analysis - Detail                              19    Anchor Tenant Detail                                41

Debt Maturity Schedule                              21    Anchor Lease Expirations - Next 3 Years             46

                                                          Lease Expirations                                   47

                                                          Property Demographics                               52

                                                          Residential Properties                              53


    Visit acadiarealty.com for current news as well as additional property details and financial information
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                                     Page 1
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QUARTERLY SUPPLEMENTAL DISCLOSURE
        June 30, 2007

      Important Notes
      ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words
"may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National
Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal repayments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are a widely used financial measures in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company's method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.


                                     Page 2

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QUARTERLY SUPPLEMENTAL DISCLOSURE
        June 30, 2007

     Company Information
     -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 73 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

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
Corporate Headquarters    1311 Mamaroneck Avenue              Investor Relations   Debra Miley
                          Suite 260                                                Director - Marketing & Communications
                          White Plains, NY 10605                                   (914) 288-8148
                                                                                   dmiley@acadiarealty.com

New York Stock Exchange   Symbol AKR                          Web Site             www.acadiarealty.com


Analyst Coverage          Banc of America Securities                       J.P. Morgan Securities, Inc.
                          Christine McElroy - (212) 847-5658               Michael W. Mueller, CFA (212) 622-6689
                          christine.m.mcelroy@bofasecurities.com           michael.w.mueller@jpmorgan.com
                                                                           Joseph Dazio, CFA - (212) 622-6416
                                                                           joseph.c.dazio@jpmorgan.com

                          Bank of Montreal                                 RBC Capital Markets
                          Paul Adornato, CFA - (212) 885-4170              Rich Moore, CFA - (216) 378-7625
                          paul.adornato@bmo.com                            rich.moore@rbccm.com

                          Citigroup - Smith Barney
                          Jonathan Litt - (212) 816-0231
                          jonathan.litt@citigroup.com
                          Ambika Goel - (212) 816-6981
                          Ambika.goel@citigroup.com

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                                     Page 3

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    QUARTERLY SUPPLEMENTAL DISCLOSURE
            June 30, 2007

       Total Market Capitalization
       ----------------------------
(including pro-rata share of joint venture debt)

                                                                    Percent of
                                             Percent of            Total Market
         (amounts in thousands)             Total Equity          Capitalization
                                         -------------------      --------------

Equity Capitalization
-----------------------------------------
Total Common Shares Outstanding                     98.0%       32,169
Common Operating Partnership ("OP") Units            2.0%          642
                                                            ----------
Combined Common Shares and OP Units                             32,811

Market Price at June 30, 2007                               $    25.95
                                                            ----------

Equity Capitalization - Common Shares and OP Units          $  851,445

Preferred OP Units - at cost (1)                     0.0%          188
                                             ------------   ----------

       Total Equity Capitalization                 100.0%      851,633    66.4%
                                             ============   ==========  =======

Debt Capitalization
-----------------------------------------
Consolidated debt                                              474,527
Adjustment to reflect pro-rata share of debt                   (43,783)
                                                            ----------

        Total Debt Capitalization                              430,744    33.6%
                                                            ----------  -------

       Total Market Capitalization                          $1,282,377   100.0%
                                                            ==========  =======




            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------

                                             Common
                                             Shares     O.P. Units   Total
                                             ------     ----------   ------

================================================================================
Basic
Quarter ended June 30, 2007                32,934,843    663,808    33,598,651
Year-to-date June 30, 2007                 32,844,592    662,023    33,506,615
Fully Diluted (3)
Quarter ended June 30, 2007                33,295,430    663,808    33,959,238
Year-to-date June 30, 2007                 33,272,717    662,023    33,934,740
================================================================================

Basic
Quarter ended June 30, 2006                32,509,360    651,163    33,160,523
Year-to-date June 30, 2006                 32,488,896    652,256    33,141,152
Fully Diluted (3)
Quarter ended June 30, 2006                32,810,794    651,163    33,461,957
Year-to-date June 30, 2006                 32,788,571    652,256    33,440,827



(1 )In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

(2 )Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of 12,858 and 83,392 Preferred OP Units is dilutive for EPS and is included in the fully diluted amounts above for the quarter and six months ending June 30, 2007, respectively. They were anti-dilutive for EPS for the quarter and six months ended June 30, 2006.


                                     Page 4

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                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2007

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)


  10 Largest Institutional/Non-Retail Shareholders (1)
                                                           Percent of Out-
                                                Common     standing Common
Shareholder                                   Shares Held       Shares
---------------------------                   -----------  ----------------

Wellington Management                               3,338             10.4%
Lasalle Investment Management Securities LP         2,785              8.7%
Third Avenue Management                             2,671              8.3%
Morgan Stanley                                      2,216              6.9%
Vanguard Group                                      1,819              5.7%
Yale University                                     1,788              5.6%
Barclay's Global Investors                          1,736              5.4%
KG Redding & Associates                             1,324              4.1%
Principal Financial Group                           1,184              3.7%
Cliffwood Partners                                  1,117              3.5%
                                              -----------  ----------------
Total of 10 Largest Institutional Shareholders     19,978             62.1%
                                              ===========  ================

Total of all Institutional Shareholders            31,657             98.4%
                                              ===========  ================



                  Operating Partnership
                    Unit Information
                    ----------------

                                                   Percent
                                              of Total O.P. Units
                                              --------------------

Managment O.P. Unit Holders              338        52.6%
Other O.P. Unit Holders                  304        47.4%
                            ----------------  -----------

Total O.P. Units                         642       100.0%
                            ================  ===========




(1) Based on most recent Schedule 13F filing


                                     Page 5

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    QUARTERLY SUPPLEMENTAL DISCLOSURE
            June 30, 2007


Statements of Operations - Consolidated (1)
-------------------------------------------
    Current Quarter and Year-to-Date
    --------------------------------
           (in thousands)
                          ---------------------------------   --------------------------------
                                     Year to Date                      Current Quarter                Previous Quarter

                                        Period                           3 months                         3 months
                                     ended June 30,                    ended June 30,                  ended March 31,
                                         2007                              2007                             2007
                          ---------------------------------   --------------------------------  -----------------------------------
                                              Dis-                             Dis-                                Dis-
                            Wholly         continued           Wholly         continued          Wholly          continued
                            Owned    JV's operations  Total    Owned    JV's  operations Total   Owned     JV's  operations Total
                            -----   ----- ----------  -----   -------- -----    ------   -----  --------   ----   -------  --------
PROPERTY REVENUES
Minimum rents             $26,957  $ 9,591  $    - $ 36,548    $13,775  $ 4,791  $    - $18,566  $13,182  $ 4,800  $     - $17,982
Percentage rents              280       43       -      323        142       11       -     153      138       32        -     170
Expense reimbursements      5,840    1,161       -    7,001      2,548      644       -   3,192    3,292      517        -   3,809
Other property income         488       52       -      540        235       40       -     275      253       12        -     265
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------
                           33,565   10,847       -   44,412     16,700    5,486       -  22,186   16,865    5,361        -  22,226
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------

PROPERTY EXPENSES
Property operating          6,737    1,368       -    8,105      2,845      705       -   3,550    3,892      663        -   4,555
Real estate taxes           3,989      796       -    4,785      2,088      471       -   2,559    1,901      325        -   2,226
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------
                           10,726    2,164       -   12,890      4,933    1,176       -   6,109    5,793      988        -   6,781
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------

NET OPERATING INCOME
 - PROPERTIES (3)          22,839    8,683       -   31,522     11,767    4,310       -  16,077   11,072    4,373        -  15,445


OTHER INCOME (EXPENSE)
General and
 administrative            (6,109)       -       -   (6,109)    (3,202)       -       -  (3,202)  (2,907)       -        -  (2,907)
Property related home
 office expenses           (5,555)    (141)      -   (5,696)    (2,927)     (57)      -  (2,984)  (2,628)     (84)       -  (2,712)
Equity in earnings of
 unconsolidated properties      -    5,495       -    5,495          -      772       -     772        -    4,723        -   4,723
Lease termination income        -        -       -        -          -        -       -       -        -        -        -       -
Interest income             4,910      249       -    5,159      2,099      140       -   2,239    2,811      109        -   2,920
Asset and property
 management income (2)      6,329        -       -    6,329      3,294        -       -   3,294    3,035        -        -   3,035
Promote Fee                     -        -       -        -          -        -       -       -        -        -        -       -
Property management
 expense                     (147)      (4)      -     (151)       (73)      (2)      -     (75)     (74)      (2)       -     (76)
Straight-line rent income     701      607       -    1,308        309      296       -     605      392      311        -     703
Straight-line rents
 written off                 (146)       -       -     (146)       (61)       -       -     (61)     (85)       -        -     (85)
FAS 141 Rent                 (258)      19       -     (239)      (237)      16       -    (221)     (21)       3        -     (18)
Abandoned project costs         -        -       -        -          -        -       -       -        -        -        -       -
Hurricane related
 income (expenses)              -        -       -        -          -        -       -       -        -        -        -       -
Provision for
 Income Taxes              (2,261)     (15)      -   (2,276)      (383)      (2)      -    (385)  (1,878)     (13)       -  (1,891)
Swap termination income       165        -       -      165          -        -       -       -      165        -        -     165
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------

EBIDTA                     20,468   14,893       -   35,361     10,586    5,473       -  16,059    9,882    9,420        -  19,302

Depreciation and
 amortization              (8,412)  (4,002)      -  (12,414)    (4,257)  (2,016)      -  (6,273)  (4,155)  (1,986)       -  (6,141)
FAS 141 Amortization         (240)     (36)      -     (276)      (316)     (16)      -    (332)      76      (20)       -      56
Interest expense           (8,958)  (3,410)      -  (12,368)    (4,535)  (1,736)      -  (6,271)  (4,423)  (1,674)       -  (6,097)
Loan defeasance
 (net of reimbursement)      (426)       -       -     (426)         -        -       -       -     (426)       -        -    (426)
FAS 141 Interest               27       30       -       57          7       15       -      22       20       15        -      35
Impairment of real estate       -        -       -        -          -        -       -       -        -        -        -       -
Gain on sale of properties      -        -       -        -          -        -       -       -        -        -        -       -
Gain (loss) on sale of
 properties - Mervyns           -        -       -        -          -        -       -       -        -        -        -       -
Income taxes on gain
 on property sale
 - Mervyns                      -        -       -        -          -        -       -       -        -        -        -       -
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------

Income before minority
 interest                   2,459    7,475       -    9,934      1,485    1,720       -   3,205      974    5,755        -   6,729

Minority interest - OP        (83)    (144)      -     (227)       (51)     (32)      -     (83)     (32)    (112)       -    (144)
Minority interest             233     (187)      -       46          1      (89)      -     (88)     232      (98)       -     134
                          -------- -------- ------ ---------   -------- -------- ------ -------- -------- -------- ------- --------

NET INCOME                $ 2,609  $ 7,144  $    - $  9,753    $ 1,435  $ 1,599  $    - $ 3,034  $ 1,174  $ 5,545  $     - $ 6,719
                          ======== ======== ====== =========   ======== ======== ====== ======== ======== ======== ======= ========

                          --------------------------------------   --------------------------------- -------------------------------


                                     (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the
                                     Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center
                                     ("Crossroads") which are accounted for as unconsolidated investments in the
                                     Company's financial statements.

                                     (2) Detail as follows:                            2nd       1st
                                                                              YTD    Quarter   Quarter
                                                                            -------- --------  --------
                                     Asset management fee Fund II           $  1,800 $    900  $  900
                                     Asset management fee Fund III               750      750       -
                                     Property
                                      management/Leasing/Construction/legal
                                      fees - Fund I                              146       15     131
                                     Property management/Construction/legal
                                      fees - Fund II                           1,824      835     989
                                     Klaff related fees                        1,375      560     815
                                     Other fees                                  434      234     200
                                                                            -------- --------  --------
                                                                            $  6,329 $  3,294 $ 3,035
                                      Priority distributions - Fund I            484      244     240
                                                                            -------- --------  --------
                                      Total Management fees and priority
                                       distributions                        $  6,813 $  3,538 $ 3,275
                                                                            ======== ======== ========
                                     (3) Includes majority-owned affiliates of which the minority share of NOI for
                                     239 Greenwich Ave and Boonton Shopping Center aggregated $232 for the quarter and $462 for the six months ended June 30, 2007.

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                                     Page 6

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Statements of Operations - Joint Venture Activity (1)
-----------------------------------------------------
        Current Quarter and Year-to-Date
        --------------------------------
                (in thousands)

              ----------------------------------------------------------------------------------------------------------------------
                                                                Year-to-Date

                                                                   Period
                                                                ended June 30,
                                                                    2007
              ----------------------------------------------------------------------------------------------------------------------
                       AKR
                       Pro-
                       rata
                       share
                        and     AKR           AKR            AKR            AKR          AKR             AKR           AKR    AKR
                        20%   Brandy-         Pro-           Pro-           Pro-         Pro-   Brandy-  Pro-          Pro-   Pro-
                Fund  Promote   wine  Mervyns rata    Fund   rata   Mervyns rata   Fund  rata    wine    rata   Cross- rata   rata
                  I     (4)   Promote    I    share    II    share    II    share   III  share    JV     share  roads  share  Total
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
PROPERTY
 REVENUES
Minimum rents $ 5,556 $ 2,099 $ 3,457 $     - $   - $  4,497 $  900 $     - $    - $   - $    - $ 7,415 $ 1,648 $3,033 $1,487 $9,591
Percentage
 rents              3       1       2       -     -        -      -       -      -     -      -     177      39      3      1     43
Expense
 reimburse-
 ments            351     133     218       -     -       23      4       -      -     -      -   1,418     315  1,001    491  1,161
Other
 property
 income            24      10      14       -     -       40      8       -      -     -      -      23       5     32     15     52
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                5,934   2,243   3,691       -     -    4,560    912       -      -     -      -   9,033   2,007  4,069  1,994 10,847
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

PROPERTY
 EXPENSES
Property
 operating        468     177     291       -     -    1,380    276       -      -     -      -   1,937     430    397    194  1,368
Real estate
 taxes            139      53      86       -     -      585    117       -      -     -      -     484     107    885    433    796
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                  607     230     377       -     -    1,965    393       -      -     -      -   2,421     537  1,282    627  2,164
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

NET OPERATING
 INCOME -
 PROPERTIES
 (4)            5,327   2,013   3,314       -     -    2,595    519       -      -     -      -   6,612   1,470  2,787  1,367  8,683


OTHER INCOME
 (EXPENSE)
General and
 administra-
 tive               -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Property
 related home
 office
 expenses       (120)    (46)    (74)       -     -    (105)   (21)       -      -     -      -       -       -      -      -  (141)
Equity in
 earnings of
 unconsol-
  idated
 properties     (115)    (58)    (72)   1,155   436    (203)   (41)  26,155  5,230     -      -       -       -      -      -  5,495
Lease
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Interest
 income           183      69     114       6     2      161     32      13      3     -      -      56      13     33     16    249
Asset and
 property
 management
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Promote Fee         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Asset and
 property
 management
 expense(2)       (4)     (2)     (2)       -     -  (2,404)      -       -      - (938)      -   (447)       -      -      -    (4)
Straight-line
 rent income      539     203     336       -     -       38      8       -      -     -      -     256      57      7      3    607
Straight-line
 rents written
 off                -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
FAS 141 Rent      (8)     (4)     (4)       -     -    (211)   (42)       -      -     -      -     311      69      -      -     19
Abandoned
 project
 costs              -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Hurricane
 related
 expenses           -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Provision for
 income taxes    (12)     (5)     (7)     (4)   (2)        -      -     (6)    (1)     -      -       -       -      -      -   (15)
Swap
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

EBIDTA          5,790   2,170   3,605   1,157   436    (129)    455  26,162  5,232 (938)      -   6,788   1,609  2,827  1,386 14,893

Depreciation
 and
 amortiz-
 ation
 (3)          (3,313) (1,252) (2,061)       -     - -(1,254)  (251)       -      -     -      - (1,498)   (333)  (216) (105) (4,002)
FAS 141
 Amortiz-
 ation            (2)       -     (2)       -     -    (169)   (34)       -      -     -      -       -       -      -      -   (36)
Interest
 expense      (1,145)   (418)   (712)       -     -  (1,811)  (362)       -      -     -      - (5,010) (1,071)(1,728) (847) (3,410)
Loan
 defeasance         -       -       -       -     -        -      -       -      -     -      -       -       -       -     -      -
FAS 141
 Interest          30      12      18       -     -        -      -       -      -     -      -       -       -       -     -     30
Impairment of
 real estate        -       -       -       -     -        -      -       -      -     -      -       -       -       -     -      -
Gain on sale
 of
 properties         -       -       -       -     -        -      -       -      -     -      -       -       -       -     -      -
Gain (loss)
 on
 sale of
 properties -
 Mervyn's           -       -       -       -     -        -      -       -      -     -      -       -       -       -     -      -
Income taxes
 on gain on
 property
 sale -
 Mervyn's           -       -       -       -     -        -      -       -      -     -      -       -       -       -     -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

Income before
 minority
 interest       1,360     512     848   1,157   436  (3,363)  (192)  26,162  5,232 (938)      -     280     205    883    434  7,475

Minority
 interest - OP      -    (10)    (17)       -   (8)        -      4       -  (105)     -      -       -       -      -    (8)  (144)
Minority
 interest       (226)    (86)   (140)       -     -      195     39       -      -     -      -       -       -      -      -  (187)
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

NET INCOME    $ 1,134 $   416 $   691 $ 1,157 $ 428 $(3,168) $(149) $26,162 $5,127 $(938) $  -  $   280 $   205 $  883 $  426 $7,144
              ======= ======= ======= ======= ===== ======== ====== ======= ====== ===== ====== ======= ======= ====== ====== ======
              ----------------------------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinio-n of management, are necessary for a fair presentatio n of operating results for the interim periods. The Company 's investments in consolidated and unconsolidated =joint ventures are reflected separately for revenues and expe-nses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

(3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

(4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $1,391 on an annual basis ($7,363 x 37.78% x 50%) and $695 for the second quarter.

              ----------------------------------------------------------------------------------------------------------------------
                                                                Current Quarter
                                                                   3 months
                                                                 ended June 30,
                                                                      2007
              ----------------------------------------------------------------------------------------------------------------------
                       AKR
                       Pro-
                       rata
                       share
                        and     AKR           AKR            AKR            AKR          AKR             AKR           AKR    AKR
                        20%   Brandy-         Pro-           Pro-           Pro-         Pro-   Brandy-  Pro-          Pro-   Pro-
                Fund  Promote   wine  Mervyns rata    Fund   rata   Mervyns rata   Fund  rata    wine    rata   Cross- rata   rata
                  I     (4)   Promote    I    share    II    share    II    share   III  share    JV     share  roads  share  Total
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
PROPERTY
 REVENUES
Minimum rents $ 2,766 $ 1,045 $ 1,721 $     - $   - $  2,233 $  447 $     - $    - $   - $   -  $ 3,725 $  828  $1,528 $  750 $4,791
Percentage
 rents              3       1       2       -     -        -      -       -      -     -      -      31       7      3      1     11
Expense
 reimburse-
 ments            237      90     147       -     -       87     17       -      -     -      -     713     158    473    232    644
Other property
 income            20       8      12       -     -       34      7       -      -     -      -      10       2     23     11     40
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                3,026   1,144   1,882       -     -    2,354    471       -      -     -      -   4,479     995  2,027    994  5,486
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

PROPERTY
 EXPENSES
Property
 operating        267     101     166       -     -     730    146       -       -     -      -     920     204    180     88    705
Real estate
 taxes            139      53      86       -     -     288     58       -       -     -      -     240      53    452    221    471
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                  406     154     252       -     -   1,018    204       -       -     -      -   1,160     257    632    309  1,176
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

NET OPERATING
 INCOME -
 PROPERTIES
 (4)            2,620     990   1,630       -     -    1,336    267       -      -     -      -   3,319     738  1,395    685  4,310


OTHER INCOME
 (EXPENSE)
General and
 administra-
 tive               -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Property
 related home
 office
 expenses        (47)    (18)    (29)       -     -     (52)   (10)       -      -     -      -       -       -      -      -   (57)
Equity in
 earnings of
 unconsol-
 idated
 properties     (135)    (51)    (84)   1,155   436    (104)   (21)   2,465    492     -      -       -       -      -      -    772
Lease
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Interest
 income           101      38      63       2     1      114     23       4      1     -      -      26       6     16      8    140
Asset and
 property
 management
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Promote Fee         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Asset and
 property
 management
 expense (2)      (2)     (1)     (1)       -     -  (1,200)      -       -      - (938)      -   (227)       -      -      -    (2)
Straight-line
 rent income      263      99     164       -     -       25      5       -      -     -      -     127      28      -      -    296
Straight-line
 rents written
 off                -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
FAS 141 Rent      (4)     (2)     (2)       -     -     (77)   (15)       -      -     -      -     156      35      -      -     16
Abandoned
 project costs      -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Hurricane
 related
 expenses           -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Provision for
 income taxes       1       -       1     (4)   (2)        -      -     (5)    (1)     -      -       -       -      -      -    (2)
Swap
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

EBIDTA          2,797   1,055   1,742   1,153   435       42    249   2,464    492 (938)      -   3,401     807  1,411    693  5,473

Depreciation
 and
 amortization
 (3)          (1,675)   (633) (1,042)       -     -    (625)  (125)       -      -     -      -   (735)   (163)  (109)  (53) (2,016)
FAS 141
 Amortization     (1)       -     (1)       -     -     (76)   (15)       -      -     -      -       -       -      -      -   (16)
Interest
 expense        (561)   (212)   (349)       -     -    (946)  (189)       -      -     -      - (2,519)   (560)  (869) (426) (1,736)
Loan
 defeasance         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
FAS 141
 Interest          15       6       9       -     -        -      -       -      -     -      -       -       -      -      -     15
Impairment of
 real estate        -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Gain on sale
 of properties      -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Gain (loss) on
 sale of
 properties -
 Mervyn's           -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Income taxes
 on gain on
 property sale
 - Mervyn's         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
Income before
 minority
 interest         575     216     359   1,153   435  (1,605)   (80)   2,464    492 (938)      -     147      84    433    214  1,720

Minority
 interest - OP      -     (4)     (7)       -   (9)        -      2       -   (10)     -      -       -       -      -    (4)   (32)
Minority
 interest       (113)    (43)    (70)       -     -      120     24       -      -     -      -       -       -      -      -   (89)
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

NET INCOME    $   462 $   169 $   282 $ 1,153 $ 426 $(1,485)  $(54) $ 2,464 $  482 $(938) $   - $   147 $    84 $  433 $  210 $1,599
              ======= ======= ======= ======= ===== ======== ====== ======= ====== ===== ====== ======= ======= ====== ====== ======

              ----------------------------------------------------------------------------------------------------------------------

               (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

               (2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

               (3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

               (4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on an annual basis ($7,363 x 37.78% x 25%).

                                                                 Prior Quarter

                                                                   3 months
                                                                 ended March 31,
                                                                      2007
              ----------------------------------------------------------------------------------------------------------------------
                       AKR
                       Pro-
                       rata
                       share
                        and     AKR           AKR            AKR            AKR          AKR             AKR           AKR    AKR
                        20%   Brandy-         Pro-           Pro-           Pro-         Pro-   Brandy-  Pro-          Pro-   Pro-
                Fund  Promote   wine  Mervyns rata    Fund   rata   Mervyns rata   Fund  rata    wine    rata   Cross- rata   rata
                  I     (4)   Promote    I    share    II    share    II    share   III  share    JV     share  roads  share  Total
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
PROPERTY
 REVENUES
Minimum rents $ 2,790 $ 1,054 $ 1,736 $     - $   - $  2,264 $  453 $     - $    - $   - $    - $ 3,690 $   820 $1,505 $  737 $4,800
Percentage
 rents              -       -       -       -     -        -      -       -      -     -      -     146      32      -      -     32
Expense
 reimburse-
ments             114      43      71       -     -     (64)   (13)       -      -     -      -     705     157    528    259    517
Other property
 income             4       2       2       -     -        6      1       -      -     -      -      13       3      9      4     12
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                2,908   1,099   1,809       -     -    2,206    441       -      -     -      -   4,554   1,012  2,042  1,000  5,361
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
PROPERTY
 EXPENSES
Property
 operating        201      76     125       -     -      650    130       -      -     -      -   1,017     226    217    106    663
Real estate
 taxes              -       -       -       -     -      297     59       -      -     -      -     244      54    433    212    325
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
                  201      76     125       -     -      947    189       -      -     -      -   1,261     280    650    318    988
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
NET OPERATING
 INCOME -
 PROPERTIES
 (4)            2,707   1,023   1,684       -     -    1,259    252       -      -     -      -   3,293     732  1,392    682  4,373

                                                                                                       `
OTHER INCOME
 (EXPENSE)
General and
 administra-
 tive               -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Property
 related home
 office
 expenses        (73)    (28)    (45)       -     -     (53)   (11)       -      -     -      -       -       -      -      -   (84)
Equity in
 earnings of
 unconsol-
 idated
 properties        20     (7)      12       -     -     (99)   (20)  23,690  4,738     -      -       -       -      -      -  4,723
Lease
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Interest
 income            82      31      51       4     1       47      9       9      2     -      -      30       7     17      8    109
Asset and
 property
 management
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Promote Fee         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Asset and
 property
 management
 expense (2)      (2)     (1)     (1)       -     -  (1,204)      -       -      -     -      -   (220)       -      -      -    (2)
Straight-line
 rent income      276     104     172       -     -       13      3       -      -     -      -     129      29      7      3    311
Straight-line
 rents
 written off        -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
FAS 141 Rent      (4)     (2)     (2)       -     -    (134)   (27)       -      -     -      -     155      34      -      -      3
Abandoned
 project
 costs              -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Hurricane
 related
 expenses           -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Provision for
 income taxes    (13)     (5)     (8)       -     -        -      -     (1)      -     -      -       -       -      -      -   (13)
Swap
 termination
 income             -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
EBIDTA          2,993   1,115   1,863       4     1    (171)    206  23,698  4,740     -      -   3,387     802  1,416    693  9,420

Depreciation
 and
 amortization
 (3)          (1,638)   (619) (1,019)       -     -    (629)  (126)       -      -     -      -   (763)   (170)  (107)  (52) (1,986)
FAS 141
 Amortization     (1)       -     (1)       -     -     (93)   (19)       -      -     -      -       -       -      -      -   (20)
Interest
 expense        (584)   (206)   (363)       -     -    (865)  (173)       -      -     -      - (2,491)   (511)  (859) (421) (1,674)
Loan
 defeasance         -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
FAS 141
 Interest          15       6       9       -     -        -      -       -      -     -      -       -       -      -      -     15
Impairment of
 real estate        -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Gain on sale
 of properties      -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
Gain (loss)
 on sale of
 properties -
 Mervyn's           -       -       -       -     -        -      -       -      -     -      -      -       -       -      -      -
Income taxes
 on gain on
 property
 sale -
 Mervyn's           -       -       -       -     -        -      -       -      -     -      -       -       -      -      -      -
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------
Income before
 minority
 interest         785     296     489       4     1  (1,758)  (112)  23,698  4,740     -      -     133     121    450    220  5,755

Minority
 interest -
 OP                 -     (6)    (10)       -     1        -      2       -   (95)     -      -       -       -      -    (4)  (112)
Minority
 interest       (113)    (43)    (70)       -     -       75     15       -      -     -      -       -       -      -      -   (98)
              ------- ------- ------- ------- ----- -------- ------ ------- ------ ----- ------ ------- ------- ------ ------ ------

NET INCOME    $   672 $   247 $   409 $     4 $   2 $(1,683) $ (95) $23,698 $4,645 $   - $    - $   133 $   121 $  450 $  216 $5,545
              ======= ======= ======= ======= ===== ======== ====== ======= ====== ===== ====== ======= ======= ====== ====== ======

              ----------------------------------------------------------------------------------------------------------------------

               (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

               (2) Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

               (3) In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

               (4) Includes majority-owned affiliates of which the minority share of NOI for the Kroger/Safeway Portfolio amounts to $695 on an annual basis ($7,363 x 37.78% x 25%).

     QUARTERLY SUPPLEMENTAL DISCLOSURE
              June 30, 2007


Statements of Operations - by activity (1)
------------------------------------------
             (in thousands)

                -------------------------------------------------------------------------------------------------------------
                            Year-to-Date                        Current Quarter                     Prior Quarter

                               Period                              3 months                            3 months
                           ended June 30,                       ended June 30,                     ended March 31,
                                2007                                 2007                                2007
                ------------------------------------- ----------------------------------- -----------------------------------
                          Multi-                               Multi-                              Multi-
                 Retail   Family  Corporate   Total    Retail  Family  Corporate  Total    Retail  Family  Corporate   Total
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY
 REVENUES
Minimum rents   $  32,947 $ 3,601 $       - $  36,548 $ 16,753 $ 1,813 $       - $ 18,566 $ 16,194 $ 1,788  $      - $ 17,982
Percentage
 rents                323       -         -       323      153       -         -      153      170       -         -      170
Expense
 reimbursements     7,001       -         -     7,001    3,192       -         -    3,192    3,809       -         -    3,809
Other property
 income               260     280         -       540      130     145         -      275      130     135         -      265
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------
                   40,531   3,881         -    44,412   20,228   1,958         -   22,186   20,303   1,923         -   22,226
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY
 EXPENSES
Property
 operating          6,171   1,934         -     8,105    2,497   1,053         -    3,550    3,674     881         -    4,555
Real estate
 taxes              4,608     177         -     4,785    2,464      95         -    2,559    2,144      82         -    2,226
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------
                   10,779   2,111         -    12,890    4,961   1,148         -    6,109    5,818     963         -    6,781
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES        29,752   1,770         -    31,522   15,267     810         -   16,077   14,485     960         -   15,445


OTHER INCOME
 (EXPENSE)
General and
 administrative         -       -   (6,109)   (6,109)        -       -   (3,202)  (3,202)        -       -   (2,907)  (2,907)
Property
 related home
 office
 expenses               -       -   (5,696)   (5,696)        -       -   (2,984)  (2,984)        -       -   (2,712)  (2,712)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties         5,495       -         -     5,495      772       -         -      772    4,723       -         -    4,723
Lease
 termination
 income                 -       -         -         -        -       -         -        -        -       -         -        -
Interest income       (5)      10     5,154     5,159      (5)       5     2,239    2,239        -       5     2,915    2,920
Asset and
 property
 management
 income                 -       -     6,329     6,329        -       -     3,294    3,294        -       -     3,035    3,035
Promote Fee             -       -         -         -        -       -         -        -        -       -         -        -
Other property
 management
 fees                (67)    (84)         -     (151)     (34)    (41)         -     (75)     (33)    (43)         -     (76)
Straight-line
 rent income        1,308       -         -     1,308      605       -         -      605      703       -         -      703
Straight-line
 rents written
 off                (146)       -         -     (146)     (61)       -         -     (61)     (85)       -         -     (85)
FAS 141 Rent        (239)       -         -     (239)    (221)       -         -    (221)     (18)       -         -     (18)
Abandoned
 project costs          -       -         -         -        -       -         -        -        -       -         -        -
Hurricane
 related
 expenses               -       -         -         -        -       -         -        -        -       -         -        -
Provision for
 income taxes     (2,276)       -         -   (2,276)    (385)       -         -    (385)  (1,891)       -         -  (1,891)
Swap
 termination
 income               165       -         -       165        -       -         -        -      165       -         -      165
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

EBIDTA             33,987   1,696     (322)    35,361   15,938     774     (653)   16,059   18,049     922       331   19,302

Depreciation
 and
 amortization    (11,328)   (749)     (337)  (12,414)  (5,731)   (369)     (173)  (6,273)  (5,597)   (380)     (164)  (6,141)
FAS 141
 Amortization       (276)       -         -     (276)    (332)       -         -    (332)       56       -         -       56
Interest
 expense         (11,776)   (592)         -  (12,368)  (5,974)   (297)         -  (6,271)  (5,802)   (295)         -  (6,097)
Loan defeasance     (426)       -         -     (426)        -       -         -        -    (426)       -         -    (426)
FAS 141
 Interest              57       -         -        57       22       -         -       22       35       -         -       35
Impairment of
 real estate            -       -         -         -        -       -         -        -        -       -         -        -
Gain on sale of
 properties             -       -         -         -        -       -         -        -        -       -         -        -
Gain (loss) on
 sale of
 properties -
 Mervyn's               -       -         -         -        -       -         -        -        -       -         -        -
Income taxes on
 gain on
 property sale
 - Mervyn's             -       -         -         -        -       -         -        -        -       -         -        -
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

Income before
 minority
 interest          10,238     355     (659)     9,934    3,923     108     (826)    3,205    6,315     247       167    6,729

Minority
 interest - OP      (233)     (7)        13     (227)     (97)     (2)        16     (83)    (136)     (5)       (3)    (144)
Minority
 interest              46       -         -        46     (88)       -         -     (88)      134       -         -      134
                --------- ------- --------- --------- -------- ------- --------- -------- -------- ------- --------- --------

NET INCOME      $  10,051 $   348 $   (646) $   9,753 $  3,738 $   106 $   (810) $  3,034 $  6,313 $   242 $     164 $  6,719
                ========= ======= ========= ========= ======== ======= ========= ======== ======== ======= ========= ========

                -------------------------------------------------------------------------------------------------------------

               (1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyns I & II which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

        QUARTERLY SUPPLEMENTAL DISCLOSURE
                 June 30, 2007


Statements of Operations - Current v. Historical (1)
----------------------------------------------------
                 (in thousands)


                --------------------------------------- ---------------------------------------

                            Current Quarter                       Historical Quarter

                               3 months                                3 months
                            ended June 30,                          ended June 30,
                                 2007                                    2006
                --------------------------------------- ---------------------------------------
                 Wholly           Discontinued           Wholly           Discontinued
                 Owned     JV's    Operations   Total    Owned     JV's    Operations   Total
                -------- -------- ------------ -------- -------- -------- ------------ --------

PROPERTY
 REVENUES
Minimum rents   $ 13,775 $  4,791 $          - $ 18,566 $ 13,611 $  4,609 $      1,563 $ 19,783
Percentage
 rents               142       11            -      153      122        1           29      152
Expense
 reimbursements    2,548      644            -    3,192    3,045      580          665    4,290
Other property
 income              235       40            -      275      209        1           21      231
                -------- -------- ------------ -------- -------- -------- ------------ --------
                  16,700    5,486            -   22,186   16,987    5,191        2,278   24,456
                -------- -------- ------------ -------- -------- -------- ------------ --------

PROPERTY
 EXPENSES
Property
 operating         2,845      705            -    3,550    2,898      502          452    3,852
Real estate
 taxes             2,088      471            -    2,559    1,832      453          588    2,873
                -------- -------- ------------ -------- -------- -------- ------------ --------
                   4,933    1,176            -    6,109    4,730      955        1,040    6,725
                -------- -------- ------------ -------- -------- -------- ------------ --------

NET OPERATING
 INCOME -
 PROPERTIES       11,767    4,310            -   16,077   12,257    4,236        1,238   17,731


OTHER INCOME
 (EXPENSE)
General and
 administrative  (3,202)        -            -  (3,202)  (2,357)        -            -  (2,357)
Property
 related home
 office
 expenses        (2,927)     (57)            -  (2,984)  (2,238)     (63)            -  (2,301)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties            -      772            -      772        -     (46)            -     (46)
Lease
 termination
 income                -        -            -        -        -        -            -        -
Interest income    2,099      140            -    2,239    1,860      134            -    1,994
Asset and
 property
 management
 income            3,294        -            -    3,294    2,506        -            -    2,506
Promote Fee            -        -            -        -        -        -            -        -
Property
 management
 expense            (73)      (2)            -     (75)       18      105         (72)       51
Straight-line
 rent income         309      296            -      605  (1,128)      172           27    (929)
Straight-line
 rents written
 off                (61)        -            -     (61)        -        -            -        -
FAS 141 Rent       (237)       16            -    (221)     (68)      (8)            -     (76)
Abandoned
 project costs         -        -            -        -        -        -            -        -
Hurricane
 related
 expenses              -        -            -        -        -        -            -        -
Provision for
 income taxes      (383)      (2)            -    (385)    (356)      (5)            -    (361)
Other income
 (expense)             -        -            -        -      (8)      173            -      165
                -------- -------- ------------ -------- -------- -------- ------------ --------

EBIDTA            10,586    5,473            -   16,059   10,486    4,698        1,193   16,377

Depreciation
 and
 amortization    (4,257)  (2,016)            -  (6,273)  (3,721)  (1,984)        (448)  (6,153)
FAS 141
 Amortization      (316)     (16)            -    (332)    (157)     (41)            -    (198)
Interest
 expense         (4,535)  (1,736)            -  (6,271)  (3,812)  (1,744)        (225)  (5,781)
Loan defeasance        -        -            -        -        -        -            -        -
FAS 141
 Interest              7       15            -       22       23       15            -       38
Impairment of
 real estate           -        -            -        -        -        -            -        -
Gain on sale of
 properties            -        -            -        -        -        -            -        -
Gain (loss) on
 sale of
 properties
 (Mervyns)             -        -            -        -        -      785            -      785
Income taxes on
 gain on sale
 (Mervyn's)            -        -            -        -        -        -            -        -
                -------- -------- ------------ -------- -------- -------- ------------ --------

Income before
 minority
 interest          1,485    1,720            -    3,205    2,819    1,729          520    5,068

Minority
 interest - OP      (51)     (32)            -     (83)     (63)     (31)         (10)    (104)
Minority
 interest              1     (89)            -     (88)     (34)     (82)            -    (116)
                -------- -------- ------------ -------- -------- -------- ------------ --------

NET INCOME      $  1,435 $  1,599 $          - $  3,034 $  2,722 $  1,616 $        510 $  4,848
                ======== ======== ============ ======== ======== ======== ============ ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

                          Current Year-to-Date                   Historical Year-to-Date

                                 Period                                   Period
                             ended June 30,                           ended June 30,
                                  2007                                     2006
                ---------------------------------------- ---------------------------------------

                 Wholly           Discontinued           Wholly           Discontinued
                 Owned     JV's    Operations    Total   Owned     JV's    Operations   Total
                -------- -------- ------------ -------- -------- -------- ------------ --------

PROPERTY
 REVENUES
Minimum rents   $ 26,957 $  9,591 $          - $ 36,548 $ 26,527 $  9,270 $      3,155 $ 38,952
Percentage
 rents               280       43            -      323      307       10           42      359
Expense
 reimbursements    5,840    1,161            -    7,001    6,308    1,289        1,409    9,006
Other property
 income              488       52            -      540      404       17           48      469
                -------- -------- ------------ -------- -------- -------- ------------ --------
                  33,565   10,847            -   44,412   33,546   10,586        4,654   48,786
                -------- -------- ------------ -------- -------- -------- ------------ --------

PROPERTY
 EXPENSES
Property
 operating         6,737    1,368            -    8,105    6,043    1,040        1,002    8,085
Real estate
 taxes             3,989      796            -    4,785    3,826    1,084        1,141    6,051
                -------- -------- ------------ -------- -------- -------- ------------ --------
                  10,726    2,164            -   12,890    9,869    2,124        2,143   14,136
                -------- -------- ------------ -------- -------- -------- ------------ --------

NET OPERATING
 INCOME -
 PROPERTIES       22,839    8,683            -   31,522   23,677    8,462        2,511   34,650


OTHER INCOME
 (EXPENSE)
General and
 administrative  (6,109)        -            -  (6,109)  (5,050)        -            -  (5,050)
Property
 related home
 office
 expenses        (5,555)    (141)            -  (5,696)  (4,755)    (124)            -  (4,879)
Equity in
 earnings of
 Fund I
 unconsolidated
 properties            -    5,495            -    5,495        -      170            -      170
Lease
 termination
 income                -        -            -        -        -        -            -        -
Interest income    4,910      249            -    5,159    3,523      237            -    3,760
Asset and
 property
 management
 income            6,329        -            -    6,329    5,069        -            -    5,069
Promote Fee            -        -            -        -      258        -            -      258
Property
 management
 expense           (147)      (4)            -    (151)        -    (133)        (129)    (262)
Straight-line
 rent income         701      607            -    1,308  (1,687)      324           27  (1,336)
Straight-line
 rents written
 off               (146)        -            -    (146)        -        -            -        -
FAS 141 Rent       (258)       19            -    (239)     (21)     (13)            -     (34)
Abandoned
 project costs         -        -            -        -        -        -            -        -
Hurricane
 related
 expenses              -        -            -        -        -        -            -        -
Provision for
 income taxes    (2,261)     (15)            -  (2,276)    (775)     (35)            -    (810)
Other income
 (expense)           165        -            -      165      (8)      173            -      165
                -------- -------- ------------ -------- -------- -------- ------------ --------

EBIDTA            20,468   14,893            -   35,361   20,231    9,061        2,409   31,701

Depreciation
 and
 amortization    (8,412)  (4,002)            - (12,414)  (7,425)  (3,905)        (899) (12,229)
FAS 141
 Amortization      (240)     (36)            -    (276)    (311)     (83)            -    (394)
Interest
 expense         (8,958)  (3,410)            - (12,368)  (7,350)  (3,292)        (429) (11,071)
Loan defeasance    (426)        -            -    (426)    1,141  (1,467)            -    (326)
FAS 141
 Interest             27       30            -       57       39      727            -      766
Impairment of
 real estate           -        -            -        -        -        -            -        -
Gain on sale of
 properties            -        -            -        -        -        -            -        -
Gain (loss) on
 sale of
 properties
 (Mervyns)             -        -            -        -        -    1,249            -    1,249
Income taxes on
 gain on sale
 (Mervyn's)            -        -            -        -        -        -            -        -
                -------- -------- ------------ -------- -------- -------- ------------ --------

Income before
 minority
 interest          2,459    7,475            -    9,934    6,325    2,290        1,081    9,696

Minority
 interest - OP      (83)    (144)            -    (227)    (127)     (50)         (21)    (198)
Minority
 interest            233    (187)            -       46    (122)    (175)            -    (297)
                -------- -------- ------------ -------- -------- -------- ------------ --------

NET INCOME      $  2,609 $  7,144 $          - $  9,753 $  6,076 $  2,065 $      1,060 $  9,201
                ======== ======== ============ ======== ======== ======== ============ ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

QUARTERLY SUPPLEMENTAL DISCLOSURE
          June 30, 2007

   Net Operating Income (NOI) -
   Same Property Performance (1)
  ------------------------------
          (in thousands)
                                                             Growth in Same                             Growth in Same
                                                              Property NOI                               Property NOI
                                                              - Continuing                               - Continuing
                                                               Operations                                 Operations
                                  Current      Historical      Favorable    Current Year-   Historical    Favorable
                        Notes:    Quarter       Quarter       (unfavorable)    to-Date     Year-to-Date  (unfavorable)
                       ---------------------------------------------------- ------------------------------------------

Reconciliation of total        3 months ended 3 months ended                 Year ended    Year ended
  NOI to same property            June 30,       June 30,                     June 30,      June 30,
                   NOI:             2007           2006                         2007          2006
                               -------------- --------------                ------------- -------------

NOI - Wholly-owned
 properties                     $      11,767  $      13,495                 $     22,839  $     26,188
NOI - Consolidated and
 unconsolidated joint
 ventures                               4,310          4,236                        8,683         8,462
Adjustment to reflect
 2006 increase in Fund
 I ownership percentage  (2)          (1,189)        (2,274)                      (2,402)       (4,129)
                               -------------- --------------                ------------- -------------

       Total NOI                       14,888         15,457                       29,120        30,521

NOI - Properties
 Acquired                             (1,251)           (71)                      (1,879)         (100)
NOI - Property sold or
 held for sale                              -        (1,236)                            -       (2,511)
NOI - Redevelopment
 properties                                 -              -                            -             -
                               -------------- --------------                ------------- -------------
                                $      13,637  $      14,150          -3.6%  $     27,241  $     27,910          -2.4%
                               ============== ============== ============== ============= ============= ==============

  Same property NOI by
   portfolio component
   and revenues/expenses:

                                      Retail Properties                           Retail Properties

                       Revenues $      17,698  $      17,802          -0.6%  $     35,358  $     35,409          -0.1%
                       Expenses         4,871          4,613          -5.6%         9,888         9,477          -4.3%
                               -------------- -------------- -------------- ------------- ------------- --------------
                                       12,827         13,189          -2.8%        25,470        25,932          -1.8%
                               -------------- -------------- -------------- ------------- ------------- --------------

                                   Residential Properties                     Residential Properties
                                      (2 properties)                              (2 properties)

                       Revenues         1,958          1,961          -0.2%         3,881         3,992          -2.8%
                       Expenses         1,148          1,000         -14.8%         2,110         2,014          -4.8%
                               -------------- -------------- -------------- ------------- ------------- --------------
                                          810            961         -15.7%         1,771         1,978         -10.5%
                               -------------- -------------- -------------- ------------- ------------- --------------
                                $      13,637  $      14,150          -3.6%  $     27,241  $     27,910          -2.4%
                               ============== ============== ============== ============= ============= ==============

(1) The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

(2) As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% [20% + (80% x 22%)]. 2007 and 2006 NOI from Fund I has been decreased from 100% down to 38% for comparability.

    QUARTERLY SUPPLEMENTAL
         DISCLOSURE
       June 30, 2007

Funds from Operations ("FFO") (1)                           2007                                  2006
---------------------------------      ---------------------------------------------- ------------------------------
                                          Current         Current        Previous        Historic       Historic
                                        Year-to-Date      Quarter         Quarter      Year-to-Date      Quarter

                                        Period ended  3 months ended  3 months ended   Period ended  3 months ended
 Funds from operations ("FFO"):  Notes June 30, 2007   June 30, 2007  March 31, 2007  June 30, 2006   June 30, 2006
--------------------------------       -------------- --------------- --------------- -------------- ---------------

Net Income                             $        9,753 $         3,034 $         6,719 $        9,201 $         4,848
Add back:
Depreciation of real estate and
 amortization of leasing costs:
 (net of minority interest
 share)
    Wholly owned and
     consolidated subsidiaries                  9,955           5,158           4,797         10,327           5,293
    Unconsolidated subsidiaries                   988             513             475            850             438
Income attributable to Operating
 Partnership units                (2)             228              84             144            198             104
Loss (gain) on sale of
 properties                                         -               -               -          (831)           (459)
Extraordinary item (net of
 minority interests' share and
 income taxes)                                (2,883)               -         (2,883)              -               -
Distributions on Preferred OP
 Units                                             13               5               8            125              63
                                       -------------- --------------- --------------- -------------- ---------------
                             FFO               18,054           8,794           9,260         19,870          10,287
 Extraordinary item (net of
  minority interests' share and
  income taxes)                   (4)           2,883               -           2,883              -               -
                                       -------------- --------------- --------------- -------------- ---------------
             FFO - adjusted for
              extraordinary item  (4)  $       20,937 $         8,794 $        12,143 $       19,870 $        10,287
                                       ============== =============== =============== ============== ===============

Adjusted Funds from operations
            ("AFFO"):
--------------------------------
Diluted FFO                            $       20,937 $         8,794 $        12,143 $       19,870 $        10,287
Straight line rent, net                       (1,308)           (605)           (703)          1,336             929
Non real-estate depreciation                      337             173             164            234             117
Amortization of finance costs                     822             358             464            432             213
Amortization of cost of
 management contracts                             379             206             173            463             230
Tenant improvements                             (766)           (144)           (622)          (641)           (430)
Leasing commissions                             (260)           (188)            (72)          (405)           (295)
Capital expenditures                          (1,357)           (376)           (981)        (2,329)         (1,422)
                                       -------------- --------------- --------------- -------------- ---------------

                            AFFO       $       18,784 $         8,218 $        10,566 $       18,960 $         9,629
                                       ============== =============== =============== ============== ===============

Funds Available for Distribution
             ("FAD")
--------------------------------
AFFO                                   $       18,784 $         8,218 $        10,566 $       18,960 $         9,629
Scheduled prinicpal repayments                (1,543)           (711)           (832)        (1,968)           (979)
                                       -------------- --------------- --------------- -------------- ---------------

                             FAD       $       17,241 $         7,507 $         9,734 $       16,992 $         8,650
                                       ============== =============== =============== ============== ===============

 Total weighted average shares
          and OP Units:
Basic                                          33,507          33,599          33,414         33,141          33,161
                                       ============== =============== =============== ============== ===============
Diluted                                        33,960          33,894          34,113         33,778          33,799
                                       ============== =============== =============== ============== ===============

         FFO per share:
FFO per share - Basic             (3)  $         0.62 $          0.26 $          0.36 $         0.60 $          0.31
                                       ============== =============== =============== ============== ===============
FFO per share - Diluted           (3)  $         0.62 $          0.26 $          0.36 $         0.59 $          0.30
                                       ============== =============== =============== ============== ===============

 AFFO per share - Basic           (3)  $         0.56 $          0.24 $          0.32 $         0.57 $          0.29
                                       ============== =============== =============== ============== ===============
 AFFO per share - Diluted         (3)  $         0.55 $          0.24 $          0.31 $         0.56 $          0.28
                                       ============== =============== =============== ============== ===============

 FAD per share - Basic            (3)  $         0.51 $          0.22 $          0.29 $         0.51 $          0.26
                                       ============== =============== =============== ============== ===============
 FAD per share - Diluted          (3)  $         0.51 $          0.22 $          0.29 $         0.50 $          0.26
                                       ============== =============== =============== ============== ===============

--------------------------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4) The extraordinary item represents the Company's share of estimated extraordinary gain related to its investment in Albertson's. The Albertson's entity has recorded an extraordinary gain in connection with the allocation of purchase price to assets acquired. The Company considers this as an investment in an operating business as opposed to real estate. Accordingly, all gains and losses from this investment are included in FFO.

QUARTERLY SUPPLEMENTAL DISCLOSURE
        June 30, 2007

      Capital Expenditures
      ---------------------

                                   ---------------------------
                                   Year-to-Date     Current       Previous        Previous
                                                    Quarter       Quarter           Year
                                                               -------------- -----------------

                                      Period       3 months       3 months          Year
                                       ended         ended         ended            ended
                                   June 30, 2007 June 30, 2007 March 31, 2007 December 31, 2006
                                   ------------- ------------- -------------- -----------------


Leasing Commissions:               $         260 $         188 $           72 $             894
                                   ------------- ------------- -------------- -----------------

Tenant Improvements:                         766           144            622             1,817
                                   ------------- ------------- -------------- -----------------

Capital Expenditures:
Retail                                     1,214           305            909             2,382
Residential                                  143            71             72               808
                                   ------------- ------------- -------------- -----------------
                                           1,357           376            981             3,190
                                   ------------- ------------- -------------- -----------------

Redevelopments                            22,794        13,387          9,407            24,774
                                   ------------- ------------- -------------- -----------------

Total                              $      25,177 $      14,095 $       11,082 $          30,675
                                   ============= ============= ============== =================
                                   ---------------------------

     QUARTERLY SUPPLEMENTAL DISCLOSURE
               June 30, 2007

         Consolidated Balance Sheets
---------------------------------------------
               (in thousands)
                                               June 30,   December 31,
                                                 2007         2006
                                             ------------ ------------
ASSETS

Real estate
  Land                                       $    176,517 $    152,930
  Buildings and improvements                      543,845      497,638
  Construction in progress                         91,441       26,670
                                             ------------ ------------
                                                  811,803      677,238
Less: accumulated depreciation                  (152,647)    (142,071)
                                             ------------ ------------
  Net real estate                                 659,156      535,167

Cash and cash equivalents                         120,759      139,571
Cash in escrow                                      7,281        7,639
Restricted Cash                                     2,206          549
Investments in and advances to unconsolidated
 affiliates                                        15,878       31,049
Investment in management contracts                  1,580        1,839
Rents receivable, net of $2,523 and $2,343
 allowance, respectively                            4,825        7,658
Straight-line rents receivable, net of $910
 allowance                                          4,410        5,291
Notes Receivable                                   28,066       38,322
Prepaid expenses                                    3,330        1,865
Deferred charges, net                              22,178       33,255
Other assets                                       10,689       37,834
Acquired lease intangibles                         17,336       11,653
                                             ------------ ------------

                                             $    897,694 $    851,692
                                             ============ ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                       $    476,399 $    447,402
Acquired lease intangibles                          5,683        4,919
Accounts payable and accrued expenses               5,615       10,548
Dividends and distributions payable                 6,665        6,661
Share of losses in excess of investment in
 unconsolidated affiliates                         21,663       21,728
Other liabilities                                   8,766        5,578
                                             ------------ ------------
  Total liabilities                               524,791      496,836
                                             ------------ ------------

Minority interest in Operating Partnership          4,707        8,673
Minority interests in partially owned
 affiliates                                       124,909      105,064
                                             ------------ ------------
  Total minority interests                        129,616      113,737
                                             ------------ ------------

Shareholders' equity:
Common shares                                          32           31
Additional paid-in capital                        229,042      227,555
Accumulated other comprehensive loss                  246        (234)
Retained earnings                                  13,967       13,767
                                             ------------ ------------
  Total shareholders' equity                      243,287      241,119
                                             ------------ ------------

                                             $    897,694 $    851,692
                                             ============ ============

     QUARTERLY SUPPLEMENTAL DISCLOSURE
               June 30, 2007

         Selected Operating Ratios
         -------------------------


                                                3 months ended June 30,         6 months ended June 30,

                                              ---------------                 ---------------
                                                      2007            2006            2007            2006
                                              ------------    ------------    ------------    ------------
              Coverage Ratios             (1)
              ---------------

          Interest Coverage Ratio
EBIDTA                                        $     16,059    $     16,377    $     35,361    $     31,701
Divided by Interest expense                          6,271           5,781          12,368          11,071
                                              ------------    ------------    ------------    ------------
                                                      2.56 x          2.83 x          2.86 x          2.86 x

        Fixed Charge Coverage Ratio
EBIDTA                                        $     16,059    $     16,377    $     35,361    $     31,701
Divided by (Interest expense                         6,271           5,781          12,368          11,071
                 + Preferred Dividends)   (2)            5              63              13             125
                                              ------------    ------------    ------------    ------------
                                                      2.56 x          2.80 x          2.86 x          2.83 x

        Debt Service Coverage Ratio
EBIDTA                                        $     16,059    $     16,377    $     35,361    $     31,701
Divided by (Interest expense                         6,271           5,781          12,368          11,071
                 + Principal Amortization)             711             979           1,543           1,968
                                              ------------    ------------    ------------    ------------
                                                      2.30 x          2.42 x          2.54 x          2.43 x

               Payout Ratios
               -------------

             FFO Payout Ratio

Dividends (Shares) & Distributions (O.P.
 Units) paid                                  $      6,665    $      6,098    $     13,326    $     12,196
FFO                                                  8,794          10,287          20,937          19,870
                                              ------------    ------------    ------------    ------------
                                                       76%             59%             64%             61%

             AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P.
 Units) paid                                  $      6,665    $      6,098    $     13,326    $     12,196
AFFO                                                 8,218           9,629          18,784          18,960
                                              ------------    ------------    ------------    ------------
                                                       81%             63%             71%             64%
             FAD Payout Ratio
Dividends (Shares) & Distributions (O.P.
 Units) paid                                  $      6,665    $      6,098    $     13,326    $     12,196
FAD                                                  7,507           8,650          17,241          16,992
                                              ------------    ------------    ------------    ------------
                                                       89%             70%             77%             72%

              Overhead Ratios
              ---------------

         G&A/Real Estate Revenues
General and Administrative expense            $      3,202    $      2,357    $      6,109    $      5,050
Real Estate Revenues (Includes pro-rata JV)         22,186          24,456          44,412          48,786
                                              ------------    ------------    ------------    ------------
                                                       14%             10%             14%             10%

General and Administrative expense            $      3,202    $      2,357    $      6,109    $      5,050
Real Estate Revenues (Includes 100% JV)             28,586          30,668          57,161          61,533
                                              ------------    ------------    ------------    ------------
                                                       11%              8%             11%              8%
                                                                              ------------
              Leverage Ratios
              ---------------

Debt/Total Market Capitalization
Debt                                      (3) $    430,744    $    343,857
Total Market Capitalization                      1,282,377       1,114,636
                                              ------------    ------------
                                                       34%             31%


Debt + Preferred Equity (Preferred O.P.
 Units)                                       $    430,932    $    348,045
Total Market Capitalization                      1,282,377       1,114,636
                                              ------------    ------------
                                                       34%             31%
                                              ------------

Notes:

(1) Quarterly results for 2007 and 2006 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

(2)  Represents preferred distributions on Preferred Operating partnership
     Units.

(3) Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt and principal amortization.

       QUARTERLY SUPPLEMENTAL DISCLOSURE
                 June 30, 2007

       Portfolio Debt - Consolidated Summary
Reconciliation from GAAP Debt to Pro-Rata Share of Debt
             (amounts in thousands)
                                                                            Add:          Less:
                                                                            ----          -----
                                                Acadia                                  Minority     Acadia
                                              Consolidated                Pro-rata      Interest    Pro-rata
                                                 Debt          % of       Share of      Share of    Share of     % of
                                                Balance       Total    Unconsolidated Consolidated Outstanding   Total
                                            As Reported (2)  Portfolio    Debt (3)      Debt (4)    Debt (5)   Portfolio
                                            --------------- ---------- -------------- ------------ ----------- ---------
Mortgage Notes Payable
Fixed-Rate Debt (1)                         $       379,078        80%         68,293     (39,211) $   408,160       95%
Variable-Rate Debt (1)                               95,449        20%          3,180     (76,045)      22,584        5%
                                            --------------- ---------- -------------- ------------ ----------- ---------

Total                                       $       474,527       100% $       71,473    (115,256) $   430,744      100%
                                            --------------- ---------- -------------- ------------ ----------- ---------

Weighted Average Interest Rate
Fixed-Rate Debt                                       5.28%                                              5.27%
Variable-Rate Debt                                    6.73%                                              6.73%
                                                      -----                                              -----

Total                                                 5.57%                                              5.34%
                                                      -----                                              -----

Notes
-----

(1) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

(2) Represents the Mortgage Notes Payable balance as reported in the Company's Form 10-Q. Does not include $1,893 of FAS141 purchase price allocation amounts.

(3) Represents the Company's pro-rata share of unconsolidated partnership debt based on percent ownership.

(4) Represents the Minority Interest pro-rata share of consolidated partnership debt based on its percent ownership.

(5) Represents the Company's theoretical pro-rata share of debt after adjustments discussed in Notes 3 and 4.


                                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                 June 30, 2007

                                       Debt Analysis - Consolidated Debt
                                            (amounts in thousands)
                                                                                        Principal    Acadia's
                                   Ownership                                % of Pro-  Balance at    Pro-rata
                                                                               rata
Property                Notes  Entity  Percent            Lender            Share of    June 30,      Share
                                                                             Portfolio     2007
-------------------------------------------------------------------------------------- ----------- ------------

Fixed-Rate Debt
-----------------------

Acadia Realty Trust         1  Acadia    100.0%   3.75% Convertible Notes                 $115,000     $115,000
Merrillville Plaza             Acadia             SunAmerica Life Insurance
                            2            100.0%    Co.                                      12,544       12,544
GHT Apartments                 Acadia    100.0%   Bank of America, N.A.                     10,388       10,388
Colony Apartments              Acadia    100.0%   Bank of America, N.A.                      5,194        5,194
239 Greenwich Avenue           Acadia     75.0%   Wachovia                                  26,000       19,500
New Loudon Center              Acadia    100.0%   RBS Greenwich Capital                     14,846       14,846
Crescent Plaza                 Acadia    100.0%   RBS Greenwich Capital                     17,600       17,600
Pacesetter Park Shopping       Acadia             RBS Greenwich Capital
 Center                                  100.0%                                             12,500       12,500
Elmwood Park Shopping          Acadia             Bear Stearns Commercial
 Center                                  100.0%   Mortgage, Inc.                            34,600       34,600
Gateway Shopping Center        Acadia             Bear Stearns Commercial
                                         100.0%   Mortgage, Inc.                            20,500       20,500
Clark-Diversey                 Acadia             Lasalle Bank National
                                         100.0%    Association                               3,754        3,754
Boonton                        Acadia             GMAC Commercial Mortgage
                                          60.0%   Corporation                                8,513        5,108
Chestnut Hill                  Acadia    100.0%   Column Financial, Inc.                     9,916        9,916
Walnut Hill Plaza              Acadia             Merrill Lynch Mortgage
                                         100.0%   Lending, Inc.                             23,500       23,500
4650 Broadway Avenue            Fund              Bank of China
                            3     II      19.2%                                             19,000        3,648
Kroger Portfolio                Fund I            Cortlandt Deposit
                            4             28.3%    Corporation                             4,950        1,403
Safeway Portfolio               Fund I            Cortlandt Deposit
                            4             28.3%    Corporation                               4,893        1,386
Amherst Marketplace             Fund I            The Ohio National Life
                                          37.8%   Insurance Company                          4,452        1,682
Sheffield Crossing              Fund I            Canada Life Insurance
                                          37.8%    Company                                   6,637        2,507
Interest rate swaps         5  Acadia             Bank of America, N.A.                     24,291       24,291
                                                                                       ----------- ------------

Sub-Total Fixed-Rate
 Debt                                                                              95%     379,078      339,867
                                                                                       ----------- ------------

Variable-Rate Debt
-----------------------


Bloomfield Town Square      6  Acadia    100.0%   Bank of America, N.A.
Hobson West Plaza           6  Acadia    100.0%   Bank of America, N.A.
Marketplace of Absecon      6  Acadia    100.0%   Bank of America, N.A.
Village Apartments          6  Acadia    100.0%   Bank of America, N.A.                          -            -
Abington Towne Center       6  Acadia    100.0%   Bank of America, N.A.
Methuen Shopping Center     6  Acadia    100.0%   Bank of America, N.A.
Town Line Plaza             6  Acadia    100.0%   Bank of America, N.A.
Ledgewood Mall                 Acadia             Washington Mutual Bank,
                            7            100.0%    F.A.                                          -            -
Branch Plaza                   Acadia    100.0%   Bank of America, N.A.                     15,876       15,876
Village Commons                Acadia             Bank of America, N.A.
 Shopping Center            8            100.0%                                              9,846        9,846
244-268 161st Street            Fund              RBS Greenwich Capital
                            3     II      19.2%                                             30,000        5,760
216th Street                    Fund              Bank of America, N.A.
                            3     II      19.2%                                             17,106        3,284
Liberty Avenue                  Fund              PNC Bank, National
                            3     II      19.2%    Association                               9,649        1,853
Granville Center                Fund I    37.8%   Bank One, N.A.                             2,873        1,085
400 East Fordham Road           Fund              Bank of America
                            3     II      19.2%                                             18,000        3,456
Albee Retail                    Fund              Bank of America, N.A.
 Development                9     II      13.7%                                             10,880        1,488
Albee Office                    Fund              Bank of America, N.A.
 Development               10     II       9.1%                                                510           47
Acadia Strategic                Fund              Bank of America, N.A./
 Opportunity Fund II,             II              Bank of New York
 LLC                       11             20.0%                                              5,000        1,000

Interest rate swaps         5  Acadia             Bank of America, N.A.                    (24,291)     (24,291)
                                                                                       ----------- ------------

Sub-Total Variable-Rate
 Debt                                                                               5%      95,449       19,404
                                                                                       ----------- ------------

Total Consolidated Debt                                                           100%    $474,527     $359,271
                                                                           =========== =========== ============



                                             QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                       June 30, 2007

                                              Debt Analysis - Consolidated Debt
                                                   (amounts in thousands)
                                                                                                        Variable
                                   Ownership                                                  Interest Rate as of Maturity
Property               Notes  Entity  Percent            Lender                                 Rate   June 30,     Date
                                                                                                          2007
-----------------------------------------------------------------------------------------------------------------------------

Fixed-Rate Debt
-----------------------

Acadia Realty Trust        1  Acadia    100.0%   3.75% Convertible Notes                         3.75%             12/20/2011
Merrillville Plaza            Acadia             SunAmerica Life Insurance
                           2            100.0%    Co.                                            6.46%               7/1/2007
GHT Apartments                Acadia    100.0%   Bank of America, N.A.                           7.55%               1/1/2011
Colony Apartments             Acadia    100.0%   Bank of America, N.A.                           7.55%               1/1/2011
239 Greenwich Avenue          Acadia     75.0%   Wachovia                                        5.42%              2/11/2017
New Loudon Center             Acadia    100.0%   RBS Greenwich Capital                           5.64%               9/6/2014
Crescent Plaza                Acadia    100.0%   RBS Greenwich Capital                           4.98%               9/6/2015
Pacesetter Park Shopping      Acadia             RBS Greenwich Capital
 Center                                 100.0%                                                   5.12%              11/6/2015
Elmwood Park Shopping         Acadia             Bear Stearns Commercial
 Center                                 100.0%   Mortgage, Inc.                                  5.53%               1/1/2016
Gateway Shopping Center       Acadia             Bear Stearns Commercial
                                        100.0%   Mortgage, Inc.                                  5.44%               3/1/2016
Clark-Diversey                Acadia             Lasalle Bank National
                                        100.0%    Association                                    8.50%              4/11/2028
Boonton                       Acadia             GMAC Commercial Mortgage
                                         60.0%   Corporation                                     6.40%              11/1/2032
Chestnut Hill                 Acadia    100.0%   Column Financial, Inc.                          5.45%              6/11/2013
Walnut Hill Plaza             Acadia             Merrill Lynch Mortgage
                                        100.0%   Lending, Inc.                                   6.06%              8/29/2016
4650 Broadway Avenue           Fund              Bank of China
                           3     II      19.2%                                                   5.26%               9/1/2007
Kroger Portfolio               Fund I            Cortlandt Deposit
                           4             28.3%    Corporation                                    6.62%               2/1/2009
Safeway Portfolio              Fund I            Cortlandt Deposit
                           4             28.3%    Corporation                                    6.51%              1/15/2009
Amherst Marketplace            Fund I            The Ohio National Life
                                         37.8%   Insurance Company                               8.20%               6/1/2022
Sheffield Crossing             Fund I            Canada Life Insurance
                                         37.8%    Company                                        8.00%               1/1/2023
Interest rate swaps        5  Acadia             Bank of America, N.A.                           6.33%              Various
                                                                                             ----------

Sub-Total Fixed-Rate
 Debt                                                                                          5.18%
                                                                                             ----------

Variable-Rate Debt                                                                    Current LIBOR      5.32%
-----------------------


Bloomfield Town Square     6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Hobson West Plaza          6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Marketplace of Absecon     6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Village Apartments         6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Abington Towne Center      6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Methuen Shopping Center    6  Acadia    100.0%   Bank of America, N.A.                 Libor +    125      6.57%    12/1/2010
Town Line Plaza            6  Acadia    100.0%   Bank of America, N.A.                 Libor +    140      6.72%    12/1/2010
Ledgewood Mall                Acadia             Washington Mutual Bank,               Libor +
                           7            100.0%    F.A.                                            125      6.57%    3/29/2010
Branch Plaza                  Acadia    100.0%   Bank of America, N.A.                 Libor +    130      6.62%    12/1/2011
Village Commons               Acadia             Bank of America, N.A.                 Libor +
 Shopping Center           8            100.0%                                                    140      6.72%    6/29/2012
244-268 161st Street           Fund              RBS Greenwich Capital                 Libor +
                           3     II      19.2%                                                    140      6.72%     4/1/2008
216th Street                   Fund              Bank of America, N.A.                 Libor +
                           3     II      19.2%                                                    125      6.57%   12/31/2008
Liberty Avenue                 Fund              PNC Bank, National                    Libor +
                           3     II      19.2%    Association                                     165      6.97%    5/18/2009
Granville Center               Fund I    37.8%   Bank One, N.A.                        Libor +    200      7.32%    10/5/2007
400 East Fordham Road          Fund              Bank of America                       Libor +
                           3     II      19.2%                                                    175      7.07%    11/1/2007
Albee Retail                   Fund              Bank of America, N.A.                 Libor +
 Development               9     II      13.7%                                                    120      6.52%    6/13/2008
Albee Office                   Fund              Bank of America, N.A.                 Libor +
 Development              10     II       9.1%                                                    120      6.52%    6/13/2008
Acadia Strategic               Fund              Bank of America, N.A./                Libor +
 Opportunity Fund II,            II              Bank of New York
 LLC                      11             20.0%                                                     75      6.07%     3/1/2008

Interest rate swaps        5  Acadia             Bank of America, N.A.

Sub-Total Variable-Rate                                                                Libor +
 Debt                                                                                             138      6.70%
                                                                                       -------- -------  ----------

Total Consolidated Debt                                                                                    5.26%
                                                                                                         ==========



                                           QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                     June 30, 2007
                                      Debt Analysis - Unconsolidated Joint Ventures


                                                                                             Principal      Acadia's
                                                          Ownership          % of Pro-rata  Balance at      Pro-rata
Fixed-Rate Debt                 Entity   Percent   Lender                      Share of    June 30, 2007      Share
                                                                               Portfolio
-----------------------       ------------------------------------------------------------------------------------------

Acadia Brandywine             Brandywine           UBS Warburg Real Estate
 Subsidiary                    JV           22.2%  Investments, Inc.                             $61,375         $13,639
Acadia Brandywine             Brandywine           Bear Stearns Commercial
Town Center                    JV           22.2%  Mortgage, Inc.                                 31,550           7,011
Acadia Market Square          Brandywine           Bear Stearns Commercial
Shopping Center                JV           22.2%  Mortgage, Inc.                                 24,375           5,417
Acadia Brandywine             Brandywine           Bear Stearns Commercial
Condominium                    JV           22.2%  Mortgage, Inc.                                 22,650           5,033
Acadia Brandywine             Brandywine           Bear Stearns Commercial
 Holdings                      JV           22.2%  Mortgage, Inc.                                 26,250           5,833
Crossroads Shopping           Crossroads           JPMorgan Chase Bank
 Center                        JV           49.0%                                                 64,000          31,360
                                                                                           ------------- ---------------

Sub-Total Fixed-Rate
 Debt                                                                               96%          230,200          68,293
                                                                                           ------------- ---------------


Variable-Rate Debt
-----------------------

Haygood Shopping Center          Fund I            JP Morgan Chase Bank,
                         12                 18.9%   N.A.                                          11,366           2,147
Sterling Heights                 Fund I            JP Morgan Chase Bank,
 Shopping Center         12                 18.9%   N.A.                                           5,471           1,033
                                                                                           ------------- ---------------

Sub-Total Variable-Rate
 Debt                                                                                4%           16,837           3,180
                                                                            -------------- ------------- ---------------

Total Unconsolidated
 Debt                                                                              100%         $247,037         $71,473
                                                                            ============== ============= ===============


                                                QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                          June 30, 2007
                                          Debt Analysis - Unconsolidated Joint Ventures


                                                                                                           Variable
                                                       Ownership                          Interest        Rate as of     Maturity
Fixed-Rate Debt              Entity    Percent   Lender                                      Rate       June 30, 2007      Date
-----------------------    ---------------------------------------------                   ----------------------------------------

Acadia Brandywine          Brandywine            UBS Warburg Real Estate
 Subsidiary                 JV            22.2%  Investments, Inc.                           5.99%                        7/1/2016
Acadia Brandywine Town     Brandywine            Bear Stearns Commercial
 Center                     JV            22.2%  Mortgage, Inc.                              5.99%                        7/1/2016
Acadia Market Square       Brandywine            Bear Stearns Commercial
 Shopping Center            JV            22.2%  Mortgage, Inc.                              5.99%                        7/1/2016
Acadia Brandywine          Brandywine            Bear Stearns Commercial
 Condominium                JV            22.2%  Mortgage, Inc.                              5.99%                        7/1/2016
Acadia Brandywine          Brandywine            Bear Stearns Commercial
 Holdings                   JV            22.2%  Mortgage, Inc.                              5.99%                        7/1/2016
Crossroads Shopping        Crossroads            JPMorgan Chase Bank
 Center                     JV            49.0%                                              5.37%                       12/1/2014

Sub-Total Fixed-Rate
 Debt                                                                                        5.71%
                                                                                           ------------


Variable-Rate Debt                                                          Current LIBOR                        5.32%
-----------------------

Haygood Shopping Center       Fund I             JP Morgan Chase Bank,      Libor +           150                6.82%   8/23/2010
                        12                18.9%   N.A.
Sterling Heights              Fund I             JP Morgan Chase Bank,      Libor +           185                7.17%   8/23/2010
 Shopping Center        12                18.9%   N.A.

Sub-Total Variable-Rate                                                     Libor +           161                6.93%
 Debt
                                                                                                        --------------

Total Unconsolidated                                                                                             5.76%
 Debt
                                                                                                        ==============

Notes:
--------------------

(1) Represents $100,000 of 3.75% convertible notes issued in December 2006 and an additional $15,000 issued in January, 2007.

(2) On July 2, 2007, the Merrillville loan was refinanced with a $26,250 loan from Bear Sterns Commercial Mortgage, Inc. The ten year loan bears interest at 5.88%.

(3)  Fund II is a 96% joint venture partner on this investment. As such, Fund
     II's pro-rata share of the above debt is 96% x 20%, or 19.2%.

(4) AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

(5) The Company has hedged a portion of it's variable-rate debt with variable to fixed-rate swap agreements as follows:


                        Notional principal        All-in Rate          Spread       Swap rate    Forward Start   Maturity Date
                                                                                                      Date
                      ----------------------  --------------------  -------------  ------------  -------------  ---------------
                             4,588                   6.09%              1.38%         4.71%           n/a          1/1/2010
                            11,269                   6.28%              1.38%         4.90%           n/a          10/1/2011
                             8,434                   6.52%              1.38%         5.14%           n/a          3/1/2012
                      ------------            --------------------  -------------  ------------
                           $24,291                   6.33%              1.38%         4.95%
                      ============            ====================  =============  ============

(6) This is a revolving facility for up to $75,000 with an additional $13,000 available based on certain income hurdles.
(7) This is a revolving facility
 for up to $30,000.
(8) There is an additional $300 available under this facility through 12/08, with an additional
 $1,800 available thereafter based on certain income hurdles.
(9) Fund II is a 96% joint venture partner with a 95% investment in a 75% share of Albee Retail Development. As such, Fund II's pro-rata share of the above debt is 75% x 95% x 96% x 20%, or 13.7%.
(10) Fund II is a 96% joint venture partner with a 95% investment in a 50% share of Albee Office Development. As such, Fund
 II's pro-rata share of the above debt is 50% x 95% x 96% x 20%, or 9.1%.
(11) This is a revolving facility
 for up to $70,000.
(12) Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.

       QUARTERLY SUPPLEMENTAL DISCLOSURE
                 June 30, 2007

             Future Debt Maturities
------------------------------------------------
                 (in thousands)                                                   Weighted Average Interest Rate of Maturing Debt
                                                                               -----------------------------------------------------



      Consolidated Debt
                                   Scheduled
             Year                Amortization       Maturities         Total        Total Debt      Fixed-Rate    Variable-Rate Debt
                                                                                                        Debt
------------------------------ -----------------  ---------------  -------------  ---------------  -------------   -----------------
             2007                            831           52,348         53,179            6.28%          5.73%              7.10%
             2008                          6,505           63,496         70,001            6.59%            n/a              6.59%
             2009                          6,783            9,649         16,432            6.97%            n/a              6.97%
             2010                          2,448           14,742         17,190            7.55%          7.55%                n/a
             2011                          2,594          129,764        132,358            4.08%          3.75%              6.62%
          Thereafter                      31,471          153,896        185,367            5.58%          5.51%              6.72%
                               -----------------  ---------------  -------------
                                         $50,632         $423,895       $474,527
                               =================  ===============  =============


   Unconsolidated Debt (1)



             2007                              -                -              -              n/a             n/a               n/a
             2008                            433                -            433              n/a             n/a               n/a
             2009                            470                -            470              n/a             n/a               n/a
             2010                            487            3,153          3,640            6.93%             n/a             6.93%
             2011                            508                -            508              n/a             n/a               n/a
          Thereafter                       2,104           64,318         66,422            5.73%           5.73%               n/a
                               -----------------  ---------------  -------------
                                          $4,002          $67,471        $71,473
                               =================  ===============  =============

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2007

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
-------------------------------------------------------------------



Item                           Notes      Description
--------------------------------------------------------------------------------

Date formed                               September 2001

Capital commitment                        $90 million

Funding                                   All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below.
                                          Acadia and its investors still own approximately 2 million square feet of properties in Fund I.
Partnership structure


         Equity Contribution:             22.22% - Acadia

                                          77.78% - Four institutional investors (current significant shareholders in
                                          Acadia as well)

      Cash flow distribution:             22.22% - Acadia
                                          77.78% - Four institutional investors

                     Promote:             20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                                          Remaining 80% is distributed to all the partners (including Acadia).

                                          In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2%
                                          interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia                            Priority distribution fee equal to 1.5% of implied capital ($46.3 million which excludes Acadia's equity)

                                          Priority distribution fee equal to 4% of gross property revenues

                                          Market rate leasing fees

                                          Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2007

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
-------------------------------------------------------------------


Item                           Notes      Description
--------------------------------------------------------------------------------

Date formed                               June 2004

Capital commitment                        $300 million

Funding                                   $167.5 millionfunded through June 30, 2007

Partnership structure

         Equity Contribution:             20% - Acadia

                                          80% - Six institutional investors (Three are current shareholders in Acadia as well)

      Cash flow distribution:             20% - Acadia
                                          80% - Six institutional investors

                     Promote:             20% to Acadia once all partners (including Acadia) have received 8%
                                          preferred return and return of equity

                                          Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                            Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes Acadia's
                                          $60 million)


                                          Property management fee equal to 4% of gross property revenues

                                          Market rate leasing fees

                                          Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2007

Acadia Strategic Opportunity Fund III, LLC ("Fund III") - Overview
-------------------------------------------------------------------


Item                           Notes      Description
--------------------------------------------------------------------------------

Date formed                               May 2007

Capital commitment                        $500 million

Funding                                              0

Partnership structure

         Equity Contribution:             20% - Acadia
                                          80% - 13 institutional investors (including a majority of the investors from prior funds)

      Cash flow distribution:             20% - Acadia
                                          80% - 13 institutional investors

                     Promote:             20% to Acadia once all partners (including Acadia) have received 6% preferred return and return of equity

                                          Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                            Asset management fee equal to 1.5% of total committed capital

                                          Development fee equal to 3% of total project cost

                                          Property management fee equal to 4% of gross property revenues

                                          Market rate leasing fees

                                          Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

    QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2007

Retailer Controlled Property ("RCP") Venture - Overview
-------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***


Item                           Notes      Description
--------------------------------------------------------------------------------

Date formed                               January 2004

Targeted investments                      The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investments                       Mervyns Department Stores - All capital has been returned
                                          Albertson's - All capital has been returned
                                          ShopKo - All capital has been returned
                                          Rex, Marsh Supermarkets and three Albertsons add-on investments, Newkirk and Camellia and
                                          Colorado Springs
Partnership structure

         Equity Contribution:             Up to $300 million of total equity

                                          Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

                                          80% - Klaff Realty LP and Lubert-Adler

      Cash flow distribution:             20% - AKR Funds
                                          80% - Four institutional investors

                     Promote:             20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                          (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                          Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                            Property management fees

                                          Market rate leasing fees and construction/project management

                                          Disposition fees

    QUARTERLY SUPPLEMENTAL
           DISCLOSURE
         June 30, 2007

AKR Fund I Properties - Detail
-------------------------------


                                  Fund I's
                                 Ownership          Gross Leasable Area                         Occupancy
                                              --------------------------------   ---------------------------------------
                                     %         Anchors     Shops      Total         Anchors       Shops        Total
                                ===========   ---------  ---------  ----------   -------------  ----------  ------------

            Midwest
-------------------------------
Ohio
-------------------------------

Amherst Marketplace                    100%      76,737      3,208      79,945         100.00%     100.00%       100.00%
Granville Centre                       100%      90,047     44,950     134,997          38.81%      46.74%        41.45%
Sheffield Crossing                     100%      69,659     42,875     112,534         100.00%      85.17%        94.35%
                                              ---------  ---------  ----------   -------------  ----------  ------------
    Total - Midwest Region                      236,443     91,033     327,476          76.70%      66.72%        73.92%
                                              ---------  ---------  ----------   -------------  ----------  ------------

         Mid-Atlantic
-------------------------------
            Various
-------------------------------
Kroger/Safeway Portfolio (25
 Properties)                            75%   1,018,100          -   1,018,100         100.00%           -       100.00%
                                              ---------  ---------  ----------   -------------  ----------  ------------

Haygood Shopping Center
 (Virginia)                             50%      95,303     83,194     178,497         100.00%      83.19%        92.17%
                                              ---------  ---------  ----------   -------------  ----------  ------------

           New York
-------------------------------

Tarrytown Shopping Center (New
 York)                                 100%      15,497     19,794      35,291         100.00%      73.44%        85.10%
                                              ---------  ---------  ----------   -------------  ----------  ------------


 Subtotal - Fund I Operating
           Properties                         1,365,343    194,021   1,559,364          95.96%      74.47%        93.29%
                                              ---------  ---------  ----------   -------------  ----------  ------------

Fund I Redevelopment Properties
-------------------------------

Sterling Heights Shopping
 Center (Michigan)                      50%      90,400     64,435     154,835         100.00%      13.63%        64.06%
Hitchcock Plaza (South
 Carolina)                              20%     146,507     74,522     221,029          89.19%      52.42%        76.79%
                                              ---------  ---------  ----------   -------------  ----------  ------------
      Subtotal - Fund I
  Redevelopment Properties                      236,907    138,957     375,864          93.31%      34.43%        71.55%
-------------------------------               ---------  ---------  ----------   -------------  ----------  ------------

                                              ---------  ---------  ----------   -------------  ----------  ------------
       Fund I Grand Total                     1,602,250    332,978   1,935,228          95.57%      57.76%        89.07%
                                              ---------  ---------  ----------   -------------  ----------  ------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

   QUARTERLY SUPPLEMENTAL
           DISCLOSURE
         June 30, 2007

AKR Fund I Properties - Detail
-------------------------------


                                                  Annualized Base Rent             Annualized Base Rent per Occupied
                                                                                               Square Foot
                                         -------------------------------------   ---------------------------------------
                                           Anchors       Shops        Total       Anchors         Shops         Total
                                         -----------   ----------  -----------   ----------    -----------    ----------

            Midwest
-------------------------------
Ohio
-------------------------------

Amherst Marketplace                      $   851,195   $   38,472  $   889,667       $11.09         $11.99        $11.13
Granville Centre                             450,336      212,750      663,086        12.88          10.13         11.85
Sheffield Crossing                           807,657      395,363    1,203,020        11.59          10.83         11.33
                                         -----------   ----------  -----------   ----------    -----------    ----------
    Total - Midwest Region                 2,109,188      646,585    2,755,773        11.63          10.64         11.38
                                         -----------   ----------  -----------   ----------    -----------    ----------

         Mid-Atlantic
-------------------------------
            Various
-------------------------------
Kroger/Safeway Portfolio (25
 Properties)                               7,362,811            -    7,362,811         7.23              -          7.23
                                         -----------   ----------  -----------   ----------    -----------    ----------

Haygood Shopping Center
 (Virginia)                                  636,207    1,093,906    1,730,113         6.68          15.81         10.52
                                         -----------   ----------  -----------   ----------    -----------    ----------

           New York
-------------------------------

Tarrytown Shopping Center (New
 York)                                       475,000      434,457      909,457        30.65          29.89         30.28
                                         -----------   ----------  -----------   ----------    -----------    ----------


 Subtotal - Fund I Operating
           Properties                     10,583,206    2,174,948   12,758,154         8.08          15.05          8.77
                                         -----------   ----------  -----------   ----------    -----------    ----------

Fund I Redevelopment Properties
-------------------------------

Sterling Heights Shopping
 Center (Michigan)                           526,600       81,140      607,740         5.83           9.24          6.13
Hitchcock Plaza (South
 Carolina)                                   864,028      563,772    1,427,800         6.61          14.43          8.41
                                         -----------   ----------  -----------   ----------    -----------    ----------
    Subtotal - Fund I Redevelopment
               Properties                  1,390,628      644,912    2,035,540         6.29          13.48          7.57
---------------------------------------- -----------   ----------  -----------   ----------    -----------    ----------

                                         -----------   ----------  -----------   ----------    -----------    ----------
       Fund I Grand Total                $11,973,834   $2,819,860  $14,793,694       $ 7.82         $14.66        $ 8.58
                                         -----------   ----------  -----------   ----------    -----------    ----------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

    QUARTERLY SUPPLEMENTAL DISCLOSURE
              June 30, 2007

                               FUND I
              Top Tenants - Ranked by Annualized Base Rent
------------------------------------------------------------
                                                                                                   Percentage of Total
                                                                                                  Represented by Tenant
                                                                                      ----------------------------------------------
                                         Number of
                                         Stores in         Total      Annualized Base      Total             Annualized Base
 Ranking                Tenant          JV Portfolio        GLA          Rent (1)     Portfolio GLA(2)             Rent (2)
---------- -------------------------- ---------------- -------------- --------------- --------------- ------------------------------

    1      Kroger (3)                               12        413,100   $   2,769,256           30.9%                          26.0%
    2      Safeway (4)                              13        350,475       2,752,853           26.2%                          25.9%
    3      Giant Eagle                               2        135,896       1,536,352           10.2%                          14.4%
    4      Walgreens                                 1         15,497         475,000            1.2%                           4.5%
                                      ---------------- -------------- --------------- --------------- ------------------------------
                        Total                       28        914,968   $   7,533,460           68.4%                          70.8%
                                      ================ ============== =============== =============== ==============================

           (1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

           (2) Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than
               100% are pro-rated to reflect the Funds partial ownership.

           (3) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.

           (4) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009. Base rent as reflected above is net of 25% minority interest.


                QUARTERLY SUPPLEMENTAL DISCLOSURE
                          June 30, 2007

       Fund I - Valuation **** As Of December 31, 2006 ****
       ----------------------------------------------------
                                                                                          Portfolio:
                                                                                                           Redevelopment
 Line                                                               Total             Ohio  Kroger/Safeway Properties(1)
 ----                                                                      ---------------------------------------------


       Net Operating Income ("NOI") for the quarter ended December
    1   31, 2006                                                  $  1,375          $    529 $         692 $        154

       Adjustments:
       To reflect full quarter of consolidation of Tarrytown
    2   investment                                                      63                 -             -           63
    3  Adjust Kroger/Safeway                               Note 1     (128)                -          (128)           -

       NOI related to investements in unconsolidated       Note 2
    4   partnerships                                                   544                                          544

    5  Adjustment for minority interests                              (413)                -          (141)        (272)
                                                                  ---------         ------------------------------------

    6  Adjusted quarterly NOI                                        1,441               529           423          489

       Annualized NOI                                      Line 6
    7                                                       x 4      5,763             2,116         1,691        1,956

    8  Debt as of December 31, 2006                        Note 3   29,763            13,962         7,382        8,419

    9  Adjust for Kroger/Safeway and intercompany debt     Note 1   (1,706)                -        (7,382)       5,676
                                                                  ---------         ------------------------------------

   10  Adjusted debt                                                28,057            13,962             -       14,095

                                                                      6.00%    6.50%    7.00%         7.50%        8.00%
                                                                  ------------------------------------------------------

       Gross asset value                                   Line 7
                                                            x cap
   11                                                       rate  $ 96,043 $ 88,655 $ 82,322 $      76,834 $     72,032

   12  Adjusted debt                                               (28,057) (28,057) (28,057)      (28,057)     (28,057)

   13  Additional value of investment in Hitchcock                   7,000    7,000    7,000         7,000        7,000

       Remaining Equity and Accumulated Preferred Distribution in
   14   Fund I (5)                                                       -        -        -             -            -
                                                                  ------------------------------------------------------

   15                                                               74,986   67,598   61,265        55,777       50,975

       Additional Mervyn's return (Original capital already
   16   returned)                                                    7,600    7,600    7,600         7,600        7,600
                                                                  ------------------------------------------------------

   17  Total Value Subject to Promote                               82,586   75,198   68,865        63,377       58,575
                                                                  ------------------------------------------------------

   18  General Partner (Acadia) Promote on Fund I assets   x 20%    16,517   15,040   13,773        12,675       11,715
                                                                  ------------------------------------------------------

       Remaining value to be allocated pro-rata to Fund I
   19   investors (including Acadia)                                66,068   60,158   55,092        50,702       46,860
                                                                  ------------------------------------------------------

       Acadia's share                                      x
   20                                                       22.22%  14,680   13,367   12,241        11,266       10,412
                                                                  ------------------------------------------------------

       Value of Acadia's interest in remaining Fund I      Line 18
   21   assets                                              + 20    31,197   28,407   26,014        23,941       22,127

       Additional promote earned from Brandywine           Note 4
   22   recapitalization                                             7,500    7,500    7,500         7,500        7,500
                                                                  ------------------------------------------------------

   23  Total value to Acadia                                      $ 38,697 $ 35,907 $ 33,514 $      31,441 $     29,627
                                                                  ======================================================

   24  Original Acadia invested capital in Fund I                 $ 10,774 $ 10,774 $ 10,774 $      10,774 $     10,774
                                                                  ======================================================

                     Recap of Acadia Promote
       -----------------------------------------------------------------------------------------------------------------

       20% General Partner (Acadia) Promote on Fund I assets      $ 16,517 $ 15,040 $ 13,773 $      12,675 $     11,715
       20% General Partner (Acadia) Promote on Brandywine            7,500    7,500    7,500         7,500        7,500
                                                                  ------------------------------------------------------
       Total promote                                              $ 24,017 $ 22,540 $ 21,273 $      20,175 $     19,215
                                                                  ======================================================
       Per share                                                  $   0.72 $   0.68 $   0.64 $        0.61 $       0.58
                                                                  ======================================================

       -----------------------------------------------------------------------------------------------------------------

 Notes:
 ------

(1) Adjusted for value based on projected net renewal NOI upon completion of original term in 2009


(2) Included in "Equity in earnings of Fund I unconsolidated properties" in the JV Statement of Operations in the December 31, 2006 Supplement.


(3)  See "Debt Analysis - Unconsolidated Debt (Joint Ventures)" in the December
     31, 2006 Supplement. Amounts adjusted for minority interests' pro-rata share of debt

(4)  This promote is to be paid from future Fund I cash flows


  QUARTERLY
 SUPPLEMENTAL
  DISCLOSURE
June 30, 2007

 AKR Fund II
 Properties -
  Detail (2)
--------------


              --------- ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------
              Fund II's                                                                                  Annualized Base Rent
              Ownership   Gross Leasable Area      Occupancy            Annualized Base Rent             per Occupied Square
                                                                                                                  Foot
                        ----------------------- --------------- ------- --------------------- ---------- ---------------------
               %        Anchors  Shops   Total  Anchors  Shops   Total   Anchors     Shops      Total    Anchors Shops  Total
              ========= ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------

   Midwest
--------------
Illinois
--------------
Oakbrook      100%      112,000       - 112,000 100.00%      -  100.00% $  825,000 $        - $  825,000 $  7.37 $    - $ 7.37

  New York
    Region
--------------
New York
--------------
Liberty Avenue 96%            -  17,088  17,088   0.00%  63.67%  63.67%          -    394,944    394,944       -  36.30  36.30

                        ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------
 Subtotal -
   Fund II
  Operating
  Properties            112,000  17,088 129,088 100.00%  63.67%  95.19%    825,000    394,944  1,219,944    7.37      -   9.93
                        ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------

   Fund II
 Redevelopment
  Properties
--------------

400 East
 Fordham Road
 (1)           96%            -       -       -      -       -       -           -          -          -       -      -      -
Pelham Manor
 Shopping
 Center (1)    96%            -       -       -      -       -       -           -          -          -       -      -      -
Sherman Avenue
 (1)           96%            -       -       -      -       -       -           -          -          -       -      -      -
161st Street   96%      137,334  86,277 223,611 100.00% 100.00% 100.00%  3,337,222  1,884,734  5,221,956   24.30  21.85  23.35
                        ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------
 Subtotal -
   Fund II
 Redevelopment
  Properties            137,334  86,277 223,611 100.00% 100.00% 100.00%  3,337,222  1,884,734  5,221,956   24.30  21.85  23.35
              --------- ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------

                        ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------
 Fund II Grand
     Total              249,334 103,365 352,699 100.00%  93.99%  98.24% $4,162,222 $2,279,678 $6,441,900 $ 16.69 $23.46 $18.59
                        ------- ------- ------- ------- ------- ------- ---------- ---------- ---------- ------- ------ ------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) The properties are currently undergoing redevelopment construction.

(2) Fund II has also invested in three other projects as follows:
The 216th Street project, which is undergoing "ground-up" construction.
Albee Square, a redevelopment project in downtown Brooklyn, NY.
Atlantic Avenue, an urban/infill investment in Brooklyn, NY.


QUARTERLY SUPPLEMENTAL DISCLOSURE
  June 30, 2007

Fund II - New York Urban/Infill Redevelopment Properties
------------------------------------------------------------

                                                                                     Total       Estimated
                                                                                        project       square
                                                                            Estimated
                                                                                         cost    footage    Estimated
                                                              Total cost      future               upon         cost
                                                                to date        cost
                                   Estimated                   (including      (in                          per
                                    start of     Estimated     acquisition   millions)                      square
                                   construction   completion      cost)                         completion   foot  Notes
    Property      Anchors/Tenants-------------- ------------- ------------- ----------         -------------------------

----------------- ---------------


 Liberty Avenue    CVS, Storage     Construction
                    Post                                            $ 14.0  $      2.0 $   16.0    125,000     128   (1)
 216th Street      City of New
                    York
                    Department of
                    General        Construction   2nd half
                    Services         commenced       2007             24.7         1.3     26.0     60,000     433
 Pelham Manor      Home Depot      Construction   2nd half
  Shopping Center                    commenced       2008             13.0        32.0     45.0    320,000     141   (1)
 161st Street      Various New      2nd half      2nd half
                    York City and      2007          2008
                    State
                    Agencies                                          48.1        16.9     65.0    232,000     280
 400 East Fordham  Sears,          Construction   1st half
  Road              Walgreens,       commenced       2009
                    Best Buy                                          45.8        74.2    120.0    285,000     421
 Canarsie Plaza    Home Depot       2nd half      1st half
                                       2007          2009              5.6        64.4     70.0    323,000     217   (2)
 Sherman Avenue    To be            2nd half      2nd half
                    determined         2007          2009             26.3        28.7     55.0    175,000     314
 Albee Square      To be              To be
                    determined      determined                        29.0       296.0    325.0    600,000     542
 Atlantic Avenue   To be            2nd half      2nd half
                    determined         2008          2009              5.5        17.5     23.0    110,000     209
                                                              ------------  ---------- -------- ---------- -------

                                                                    $212.0  $    533.0 $  745.0  2,230,000 $   334
                                                              ============  ========== ======== ========== =======

(1) The Fund acquired a ground lease interest at this property.

(2) Under contract.


                                           QUARTERLY
                                           SUPPLEMENTAL
                                            DISCLOSURE
              June 30, 2007

                                           Portfilio
                                             Overview
                                          -------------

----------------------------------------- ------------- ----------- ------- -------------------------------- -----------
                                                                                                     Property Totals
                                                                                                 -----------------------
                                                           Year                        Anchor     Annualized  Annualized
                                                          Constructed(C)    Occupancy Current        Base        Base
                                                                                      Lease and
             Shopping Center                Location    Acquired(A)   GLA              Option        Rent      Rent psf
                                                                               %      Expiration
----------------------------------------- ------------- ----------- ------- -------------------------------- -----------

NEW YORK REGION
-----------------------------------------

                New York
Village Commons Shopping Center           Smithtown                                  Daffy's
                                                           1998 (A)  87,169      95%  2008/2028    2,243,319       27.18


Branch Shopping Plaza                     Smithtown                                  Waldbaum's
                                                                                      (A&P)
                                                           1998 (A) 125,751     100%  2013/2028    2,493,201       19.83
                                                                                     CVS 2010/--

Amboy Shopping Center                     Staten Island                              Waldbaum's
                                                           2005 (A)  60,090  100.00%  2028/--      1,535,659       25.56
                                                                                     Duane Reed
                                                                                      2008/2018

Bartow Avenue                             The Bronx                                  Sleepy's
                                                           2005 (C)  14,668   66.19%  2009           284,620       29.32

Pacesetter Park Shopping Center           Pomona                                     Stop & Shop
                                                                                      (Ahold)
                                                           1999 (A)  96,698      93%  2020/2040    1,093,823       12.11

2914 Third Avenue                         The Bronx                                  Dr. J's
                                                           2006 (A)  43,500     100%  2021/-         844,000       19.40

West 54th Street                          Manhattan                                  Stage Deli
                                                           2007 (A)   9,814      73%  2011/-       2,341,117      327.84

LA Fitness Staten Island                  Staten Island    2007 (A)  51,494     100% LA Fitness    1,265,000       24.57

               New Jersey
Elmwood Park Shopping Center              Elmwood Park                               Pathmark
                                                           1998 (A) 149,085     100%  2017/2052    3,443,898       23.10
                                                                                     Walgreen's
                                                                                      2022/2062

Boonton                                   Boonton          2006 (A)  62,908     100% A&P 2024      1,252,985       19.92

               Connecticut
239 Greenwich Avenue                      Greenwich                                  Restoration
                                                                                      Hardware
                                                           1998 (A)  16,834     100%  2015/2025    1,397,621       83.02
                                                                                     Coach
                                                                                      2016/2021
NEW ENGLAND REGION
-------------------------------------------------------

               Connecticut

Town Line Plaza                           Rocky Hill                                 Stop & Shop
                                                           1998 (A) 206,356      99%  2023/2063    1,626,923       15.16
                                                                                     Wal-mart
                                                                                      (not
                                                                                      owned)
              Massachusetts
Methuen Shopping Center                   Methuen                                    DeMoulas
                                                                                      Market
                                                           1998 (A) 130,021     100%  2015/2020      958,689        7.37
                                                                                     Wal-mart
                                                                                      2011/2051

Crescent Plaza                            Brockton                                   Shaw's
                                                           1984 (A) 218,141      95%  2012/2042    1,609,257        7.73
                                                                                     Home Depot
                                                                                      2021/2056
                New York
New Loudon Center                         Latham                                     Price
                                                                                      Chopper
                                                           1982 (A) 255,826     100%  2015/2035    1,713,664        6.70
                                                                                     Marshalls
                                                                                      2014/2029
                                                                                     Bon Ton Department
                                                                                      Store 2014/2034
                                                                                     Raymor & Flanigan
                                                                                      Furniture 2019/2034
              Rhode Island
Walnut Hill Plaza                         Woonsocket                                 Shaw's
                                                           1998 (A) 284,717      89%  2013/2028    2,302,888        9.09
                                                                                     Sears
                                                                                      2008/2033
                 Vermont

The Gateway Shopping Center               Burlington                                 Shaw's
                                                           1999 (A) 101,784      96%  2024/2053    1,799,752       18.49


                                           QUARTERLY
                                           SUPPLEMENTAL
                                            DISCLOSURE
              June 30, 2007

                                           Portfilio
                                             Overview
                                          -------------

----------------------------------------- ------------- ----------- ------- -------------------------------- -----------
                                                                                                     Property Totals
                                                                                                 -----------------------
                                                           Year                        Anchor     Annualized  Annualized
                                                          Constructed(C)    Occupancy Current        Base        Base
                                                                                      Lease and
             Shopping Center                Location    Acquired(A)   GLA              Option        Rent      Rent psf
                                                                               %      Expiration
----------------------------------------- ------------- ----------- ------- -------------------------------- -----------
MIDWEST REGION
----------------------------------------------------------------

                     Illinois
Hobson West Plaza                                   Naperville                           Bobak's
                                                                                          Market and
                                                                                          Restaurant
                                                                 1998 (A)    98,902  98%  2007/2032     1,208,451  12.50
                                                                                          (specialty
                                                                                           grocery)

Clark Diversey                                      Chicago      2006 (A)    19,265 100%                  800,401  41.55

                      Indiana
Merrillville Plaza                                  Merrillville                         TJ Maxx
                                                                 1998 (A)   235,678  87%  2009/2014     2,545,802  12.42
                                                                                         JC Penney
                                                                                          2008/2018
                                                                                         OfficeMax
                                                                                          2008/2028
                     Michigan
Bloomfield Town Square                              Bloomfield                           Costco (not
                                                     Hills       1998 (A)   232,366  87%  owned)        2,450,631  12.17
                                                                                         TJ
                                                                                          Maxx2009/--
                                                                                         Marshall's
                                                                                          2011/2026
                                                                                         Home Goods
                                                                                          2010/2025
                       Ohio
Mad River Station                                   Dayton                               Babies "R"
                                                                                          Us
                                                                 1999 (A)   155,838  80%  2010/2020     1,530,017  12.24
                                                                                         Office Depot
                                                                                          2010/--
MID-ATLANTIC REGION
----------------------------------------------------------------

                    New Jersey
Marketplace of Absecon                              Absecon                              Acme
                                                                 1998 (A)   105,135  95%  2015/2055     1,648,847  16.46
                                                                                         Eckerd Drug
                                                                                          2020/2040

Ledgewood Mall                                      Ledgewood                            Wal-mart
                                                                 1983 (A)   517,192  89%  2019/2049     4,251,995   9.23
                                                                                         Macy's
                                                                                          2010/2025
                                                                                         The Sports'
                                                                                          Authority
                                                                                          2007/2037
                                                                                         Circuit City
                                                                                          2020/2040
                                                                                         Marshalls
                                                                                          2014/2034
                   Pennsylvania
Blackman Plaza                                      Wilkes-Barre                         Kmart
                                                                 1968 (C)   125,264  93%  2009/2049       288,919   2.49

Mark Plaza                                          Edwardsville                         Redner's
                                                                                          Markets
                                                                 1968 (C)   216,401  93%  2018/2028       987,672   4.91
                                                                                         Kmart
                                                                                          2009/2049

Plaza 422                                           Lebanon                              Home Depot
                                                                 1972 (C)   155,149  69%  2028/2058       444,020   4.14

Route 6 Mall                                        Honesdale                            Weis Markets
                                                                 1994 (C)   175,505 100%  (not owned)   1,116,431   6.36
                                                                                         Kmart
                                                                                          2020/2070

Chestnut Hill                                       Philadelphia 2006 (A)    40,570 100% Borders 2010   1,292,372  31.86
                                                                                         Limited
                                                                                          Express
                                                                                          2009

Abington Towne Center                               Abington                             TJ Maxx
                                                                 1998 (A)   216,355  99%  2010/2020       955,839  16.75
                                                                          ---------                   ----------- ------
                                                                                         Target (not
                                                                                          owned)

                                                                          4,208,476  93%              $47,727,813 $13.05
                                                                          ========= ====              =========== ======


                                           QUARTERLY
                                           SUPPLEMENTAL
                                            DISCLOSURE
              June 30, 2007

                                           Portfilio
                                             Overview
                                          -------------

----------------------------------------- ------------- ----------- ------- -------------------------------- -----------
                                                                                                     Property Totals
                                                                                                 -----------------------
                                                           Year                        Anchor     Annualized  Annualized
                                                          Constructed(C)    Occupancy Current        Base        Base
                                                                                      Lease and
             Shopping Center                Location    Acquired(A)   GLA              Option        Rent      Rent psf
                                                                               %      Expiration
----------------------------------------- ------------- ----------- ------- -------------------------------- -----------
NEW YORK REGION
-------------------------------------------------------------
JOINT VENTURE PROPERTIES
-------------------------------------------------------------

                    New York
Crossroads Shopping Center                        White                                  Waldbaum's
                                                   Plains                                 (A&P)
                                                                  1998   310,624  98%     2007/2032    $6,096,266 $20.13
(49% JV interest)                                                                        Kmart
                                                                                          2012/2032
                                                                                         B. Dalton
                                                                                          2012/2017
                                                                                         Modell's
                                                                                          2009/2019

Tarrytown Shopping Center                         Westchester                            Walgreen's
                                                              2004 (A)    35,291  85%     Drug 2080       909,457  30.28
(Fund I)

Liberty Avenue (Fund II)                          Queens      2005 (A)    17,088  64%    CVS              394,944  36.30

MID-ATLANTIC REGION
-------------------------------------------------------------

                    Delaware
Brandywine Town Center (1)                        Wilmington  2003 (A)   816,808  98%    Target        12,373,930  15.42
(Brandywine JV)                                                                          Lowes

Market Square Shopping Center                     Wilmington                             Trader Joe's
                                                                                          (specialty
                                                                                          grocery)
                                                              2003 (A)   102,662  90%     2013/2028     1,918,384  20.70
(Brandywine JV)                                                                          TJ Maxx
                                                                                          2006/2016

                    Virginia
Haygood Shopping Center                           Virginia                               Farm Fresh
                                                   Beach      2004 (A)   178,497  92%     2026          1,730,113  10.52
(Fund I)                                                                                 Eckerd Drug
                                                                                          2009/--

MIDWEST REGION
-------------------------------------------------

                    Illinois
Acadia Oakbrook                                   Oakbrook                               Neiman
                                                                                          Marcus
                                                              2005 (A)   112,000 100%     2011/2029       825,000   7.37

                      Ohio
Amherst Marketplace                               Cleveland                              Giant Eagle
                                                              2002 (A)    79,945 100%     2021/2041       889,667  11.13
(Fund I)

Granville Centre                                  Columbus                               Lifestyle
                                                                                          Family
                                                                                          Fitness
                                                              2002 (A)   134,997  41%     2017/2027       663,086  11.85
(Fund I)

Sheffield Crossing                                Cleveland                              Giant Eagle
                                                              2002 (A)   112,534  94%     2022/2042     1,203,020  11.33
(Fund I)

VARIOUS REGIONS
-------------------------------------------------

Kroger/Safeway Portfolio                          various                                25 Kroger and
                                                                                          Safeway
                                                              2003 (A) 1,018,100 100%     supermarkets  7,362,811   7.23
(Fund I)                                                                                    2009/2049

JV REDEVELOPMENTS
-------------------------------------------------

                    Michigan
Sterling Heights Shopping Center                  Detroit                                Burlington
                                                                                          Coat Factory
                                                              2004 (A)   154,835  64%     2024/--         607,740   6.13
(Fund I)
                    New York
400 East Fordham Road                             Bronx       2004 (A)         -   0% (2)                       -      -
(Fund II)
161st Street                                      Bronx       2005 (A)   223,611 100%                   5,221,956  23.35
(Fund II)
Sherman Avenue                                    Manhattan   2005 (A)         -   0% (2)                       -      -
(Fund II)
Pelham Manor Shopping Plaza                       Westchester 2004 (A)         -   0% (2)                       -      -
(Fund II)

                    Delaware
Naamans Rd.                                       Wilmington  2006 (C)    19,991  70%    Tweeters         521,787  37.28

                 South Carolina

Hitchcock Plaza                                   Aiken                                  Bed, Bath &
                                                              2004 (A)   221,029  77%     Beyond        1,427,800   8.41
(Fund I)                                                                                 SteinMart
                                                                                         Old Navy
                                                                       3,538,012  93%                 $42,145,961 $12.84
                                                                       ========= ====                 =========== ======
(1) Does not include 50,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.
(2) Currently in redevelopment

QUARTERLY SUPPLEMENTAL DISCLOSURE
 June 30, 2007


       Retail
      Properties
      by Region
  ----------------



                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
                                                                                                          Annualized Base Rent
                     Gross Leasable Area         Occupancy             Annualized Base Rent               per Occupied Square
                                                                                                                   Foot
                ----------------------------- --------------- ------- ----------------------- ----------- ---------------------
 Wholly-Owned
   Properties
----------------
                Anchors     Shops     Total   Anchors  Shops   Total    Anchors      Shops       Total    Anchors Shops  Totals
                   (1)
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------


New York Region   413,092   304,919   718,011 100.00%  93.89%  97.41%  $8,556,525  $9,638,718 $18,195,243  $20.71 $33.67 $26.02
  New England     890,812   306,033 1,196,845 100.00%  84.51%  96.04%   6,755,693   3,255,480  10,011,173    8.51  12.59   9.52
    Midwest       392,214   349,835   742,049  94.14%  79.47%  87.22%   3,247,906   5,287,396   8,535,302    8.80  19.02  13.19
  Mid-Atlantic  1,194,025   357,546 1,551,571  97.60%  70.16%  91.28%   7,378,702   3,607,393  10,986,095    7.32  14.38   8.73
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
 Total Wholly-
     Owned
   Properties   2,890,143 1,318,333 4,208,476  98.22%  81.45%  92.96% $25,938,826 $21,788,987 $47,727,813  $10.04 $20.29 $13.05
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

 Joint Venture
 Properties (2)
----------------
   Operating
    Midwest       348,443    91,033   439,476  84.19%  66.72%  80.57%   2,934,188     646,585   3,580,773  $10.00 $10.65 $10.11
  Mid-Atlantic    923,777   174,190 1,097,967  98.43%  86.23%  96.49%  13,095,295   2,927,133  16,022,427   14.40  19.49  15.12
New York Region   215,678   147,325   363,003 100.00%  86.97%  94.71%   2,738,185   4,662,482   7,400,667   12.70  36.39  21.53
    Various
 (Kroger/Safeway
   Portfolio)   1,018,100         - 1,018,100 100.00%   0.00% 100.00%   7,362,811           -   7,362,811    7.23      -   7.23
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
    Total -
   Operating
   Properties   2,505,998   412,548 2,918,546  97.22%  82.19%  95.10%  26,130,479   8,236,200  34,366,678   10.73  24.29  12.38
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

JV Redevelopment
   Properties
    Mid West       90,400    64,435   154,835 100.00%  13.63%  64.06%     526,600      81,140     607,740    5.83   9.24   6.13
  Mid-Atlantic    146,507    94,513   241,020  89.19%  56.14%  76.23%     864,028   1,085,559   1,949,587    6.61  20.46  10.61
New York Region   137,334    86,277   223,611 100.00% 100.00% 100.00%   3,337,222   1,884,734   5,221,956   24.30  21.85  23.35
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
    Total -
 Redevelopment
   Properties     374,241   245,225   619,466  95.77%  60.40%  81.77%   4,727,850   3,051,433   7,779,283   13.19  20.60  15.36
                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------

                --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------- ------ ------
  Total Joint
    Venture
   Properties   2,880,239   657,773 3,538,012  97.03%  74.07%  92.76% $30,858,329 $11,287,633 $42,145,961  $11.04 $23.17 $12.84
                ========= ========= ========= ======= ======= ======= =========== =========== =========== ======= ====== ======



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(2)Reference the "Properties - Detail" page in this supplemental report for additional information regarding the Company's percentage interest in the above individual JV properties.


          QUARTERLY SUPPLEMENTAL DISCLOSURE
           June 30, 2007


        Retail Properties by State - Summary
-----------------------------------------------------



                                    --------- ------- ---------- --------- --------- --------- ------- ------- -------

                                                                      Gross Leasable Area         Occupancy
                                                                 ----------------------------- --------------- -------
      Wholly-Owned Properties       Ownership Percent      Number of
                                                 of
------------------------------------
                                               base   properties Anchors     Shops     Total   Anchors  Shops   Total
                                               rent                 (2)
                                        %       (1)
                                    --------- ------- ---------- --------- --------- --------- ------- ------- -------



Connecticut                            100.0%    5.1%          2   179,993    43,197   223,190 100.00%  96.05%  99.24%
Illinois                               100.0%    3.4%          2    51,692    66,475   118,167 100.00%  96.61%  98.09%
Indiana                                100.0%    4.3%          1   145,266    90,412   235,678  85.20%  89.86%  86.99%
Massachusetts                          100.0%    4.3%          2   281,366    66,796   348,162 100.00%  85.10%  97.14%
Michigan                               100.0%    4.1%          1   126,960   105,406   232,366  98.83%  71.97%  86.65%
New Jersey                             100.0%   17.9%          4   541,073   293,247   834,320 100.00%  79.12%  92.66%
New York                               100.0%   23.3%          9   535,396   209,614   745,010 100.00%  91.11%  97.50%
Ohio                                   100.0%    2.6%          1    68,296    87,542   155,838 100.00%  64.74%  80.19%
Pennsylvania                           100.0%    8.6%          6   765,025   164,219   929,244  96.26%  72.32%  92.03%
Rhode Island                           100.0%    3.9%          1   121,892   162,825   284,717 100.00%  80.78%  89.01%
Vermont                                100.0%    3.0%          1    73,184    28,600   101,784 100.00%  84.38%  95.61%
                                              -------            --------- --------- --------- ------- ------- -------

                                                                 --------- --------- --------- ------- ------- -------
  Total - Wholly-Owned Properties               80.5%         30 2,890,143 1,318,333 4,208,476  98.22%  81.45%  92.96%
                                              ------- ---------- --------- --------- --------- ------- ------- -------



                                                                 --------- --------- --------- ------- ------- -------

    Joint Venture Properties (3)
------------------------------------
Operating Properties
Illinois                                20.0%    0.3%          1   112,000         -   112,000 100.00%       - 100.00%
Ohio                                    37.8%    1.8%          3   236,443    91,033   327,476  76.70%  66.72%  73.92%
Delaware                                22.2%    5.4%          2   828,474    90,996   919,470  98.25%  89.01%  97.33%
Virginia                                18.9%    0.6%          1    95,303    83,194   178,497 100.00%  83.19%  92.17%
New York                                49.0%    5.0%          3   215,678   147,325   363,003 100.00%  86.97%  94.71%
Various (Kroger/Safeway Portfolio)      28.3%    3.5%         25 1,018,100         - 1,018,100 100.00%   0.00% 100.00%
                                              -------            --------- --------- --------- ------- ------- -------
    Total - Operating Properties                16.5%            2,505,998   412,548 2,918,546  97.22%  82.19%  95.10%
                                              -------            --------- --------- --------- ------- ------- -------


JV Redevelopment Properties
Michigan                                18.9%    0.2%          1    90,400    64,435   154,835 100.00%  13.63%  64.06%
New York                             Various     2.4%          5   137,334    86,277   223,611 100.00% 100.00% 100.00%
Delaware                                22.2%    0.2%          1         -    19,991    19,991   0.00%  70.01%  70.01%
South Carolina                           7.6%    0.2%          1   146,507    74,522   221,029  89.19%  52.42%  76.79%
                                                                 --------- --------- --------- ------- ------- -------
   Total-Redevelopment Properties                3.0%              374,241   245,225   619,466  95.77%  60.40%  81.77%
                                              -------            --------- --------- --------- ------- ------- -------

                                                                 --------- --------- --------- ------- ------- -------
   Total Joint Venture Properties               19.5%         43 2,880,239   657,773 3,538,012  97.03%  74.07%  92.76%
                                              ------- ---------- ========= ========= ========= ======= ======= =======

                                               100.0%         73
                                              ======= ==========

                                    --------- ------- ----------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the
 Company's percentage interest in the above individual JV properties.

              QUARTERLY SUPPLEMENTAL DISCLOSURE
                        June 30, 2007


             Retail Properties by State - Summary
--------------------------------------------------------------



                                                              ------------ ----------- ----------- ------- ------ ------
                                                                                                   Annualized Base Rent
                                                                      Annualized Base Rent         per Occupied Square
                                                                                                            Foot
                                                              ------------------------------------ ---------------------
                   Wholly-Owned Properties
--------------------------------------------------------------
                                                                 Anchors      Shops       Total    Anchors Shops  Totals
                                                              ------------ ----------- ----------- ------- ------ ------



Connecticut                                                    $ 2,334,621 $   689,923 $ 3,024,544  $28.23 $16.63 $24.36
Illinois                                                           225,436   1,783,416   2,008,852    4.36  27.77  17.33
Indiana                                                          1,231,402   1,314,400   2,545,802    9.95  16.18  12.42
Massachusetts                                                    1,964,975     602,971   2,567,946    6.98  10.61   7.59
Michigan                                                           988,349   1,462,282   2,450,631    7.88  19.28  12.17
New Jersey                                                       6,272,333   4,325,392  10,597,725   11.59  18.64  13.71
New York                                                         6,468,930   7,345,473  13,814,403   12.08  38.46  19.02
Ohio                                                               802,719     727,298   1,530,017   11.75  12.83  12.24
Pennsylvania                                                     3,396,829   1,688,424   5,085,253    5.87  14.22   7.29
Rhode Island                                                       935,920   1,366,968   2,302,888    7.68  10.39   9.09
Vermont                                                          1,317,312     482,440   1,799,752   18.00  19.99  18.49
                                                              ------------ ----------- ----------- ------- ------ ------

                                                              ------------ ----------- ----------- ------- ------ ------
               Total - Wholly-Owned Properties                 $25,938,826 $21,788,987 $47,727,813  $10.04 $20.29 $13.05
                                                              ------------ ----------- ----------- ------- ------ ------



                                                              ------------ ----------- ----------- ------- ------ ------

                 Joint Venture Properties (3)
--------------------------------------------------------------
Operating Properties
Illinois                                                       $   825,000 $         - $   825,000  $ 7.37 $    - $ 7.37
Ohio                                                             2,109,188     646,585   2,755,773   11.63  10.65  11.38
Delaware                                                        12,459,088   1,833,227  14,292,314   15.31  22.63  15.97
Virginia                                                           636,207   1,093,906   1,730,113    6.68  15.81  10.52
New York                                                         2,738,185   4,662,482   7,400,667   12.70  36.39  21.53
Various (Kroger/Safeway Portfolio)                               7,362,811           -   7,362,811    7.23      -   7.23
                                                              ------------ ----------- ----------- ------- ------ ------
                 Total - Operating Properties                   26,130,479   8,236,200  34,366,678   10.73  24.29  12.38
                                                              ------------ ----------- ----------- ------- ------ ------


JV Redevelopment Properties
Michigan                                                           526,600      81,140     607,740    5.83   9.24   6.13
New York                                                         3,337,222   1,884,734   5,221,956   24.30  21.85  23.35
Delaware                                                                 -     521,787     521,787       -  37.28  37.28
South Carolina                                                     864,028     563,772   1,427,800    6.61  14.43   8.41
                                                              ------------ ----------- ----------- ------- ------ ------
                Total-Redevelopment Properties                   4,727,850   3,051,433   7,779,283   13.19  20.60  15.36
                                                              ------------ ----------- ----------- ------- ------ ------

                                                              ------------ ----------- ----------- ------- ------ ------
                Total Joint Venture Properties                 $30,858,329 $11,287,633 $42,145,961  $11.04 $23.17 $12.84
                                                              ============ =========== =========== ======= ====== ======





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
(3) Reference the "Properties - Detail" page in this supplemental report for additional information regarding the
 Company's percentage interest in the above individual JV properties.

    QUARTERLY
   SUPPLEMENTAL
    DISCLOSURE
  June 30, 2007
Retail Properties
     - Detail
----------------- ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
                                                                                                    Annualized Base Rent
                  Gross Leasable               Occupancy                 Annualized Base Rent       per Occupied Square
                        Area                                                                                Foot
                  --------------- --------- --------------- ------- ------------------------------- --------------------
                  Anchors  Shops    Total   Anchors  Shops   Total   Anchors     Shops     Total    AnchorsShops  Total
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
WHOLLY-OWNED
 PROPERTIES:

 New York Region
-----------------

Connecticut
-----------------
239 Greenwich
 Avenue(1)         16,834       -    16,834 100.00%       - 100.00% $1,397,621        $- $1,397,621  $83.02    $- $83.02
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

New Jersey
-----------------
Elmwood Park
 Shopping Center   62,610  86,475   149,085 100.00% 100.00% 100.00%  1,390,460 2,053,438  3,443,898   22.21 23.75  23.10
A & P Shopping
 Plaza (Boonton)   49,463  13,445    62,908 100.00% 100.00% 100.00%    900,000   352,985  1,252,985   18.20 26.25  19.92
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
  Total - New
      Jersey      112,073  99,920   211,993 100.00% 100.00% 100.00%  2,290,460 2,406,423  4,696,883   20.44 24.08  22.16
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

New York
-----------------
Village Commons
 Shopping Center   16,125  71,044    87,169 100.00%  93.46%  94.67%    274,125 1,969,194  2,243,319   17.00 29.66  27.18
Branch Plaza       74,050  51,701   125,751 100.00% 100.00% 100.00%  1,111,040 1,382,161  2,493,201   15.00 26.73  19.83
Amboy Road         46,964  13,126    60,090 100.00% 100.00% 100.00%  1,012,015   523,644  1,535,659   21.55 39.89  25.56
Bartow Avenue           -  14,668    14,668       -  66.19%  66.19%          -   284,620    284,620       - 29.32  29.32
Pacesetter Park
 Shopping Center   52,052  44,646    96,698 100.00%  85.77%  93.43%    362,264   731,559  1,093,823    6.96 19.10  12.11
2914 Third Avenue  43,500       -    43,500 100.00%       - 100.00%    844,000         -    844,000   19.40     -  19.40
LA Fitness,
 Staten Island     51,494       -    51,494 100.00%       - 100.00%  1,265,000         -  1,265,000   24.57     -  24.57
West 54th Street        -   9,814     9,814   0.00%  72.76%  72.76%          - 2,341,117  2,341,117       -327.84 327.84
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
Total - New York  284,185 204,999   489,184 100.00%  90.91%  96.19%  4,868,444 7,232,295 12,100,739   17.13 38.81  25.72
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

Total - New York
      Region      413,092 304,919   718,011 100.00%  93.89%  97.41%  8,556,525 9,638,718 18,195,243   20.71 33.67  26.02
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------


   New England
-----------------

Connecticut
-----------------
Town Line
 Plaza(2)         163,159  43,197   206,356 100.00%  96.05%  99.17%    937,000   689,923  1,626,923   14.23 16.63  15.16
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

Massachusetts
-----------------
Methuen Shopping
 Center           124,381   5,640   130,021 100.00% 100.00% 100.00%    845,889   112,800    958,689    6.80 20.00   7.37
Crescent Plaza    156,985  61,156   218,141 100.00%  83.73%  95.44%  1,119,086   490,171  1,609,257    7.13  9.57   7.73
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
    Total -
  Massachusetts   281,366  66,796   348,162 100.00%  85.10%  97.14%  1,964,975   602,971  2,567,946    6.98 10.61   7.59
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

New York
-----------------
New Loudon Center 251,211   4,615   255,826 100.00% 100.00% 100.00%  1,600,486   113,178  1,713,664    6.37 24.52   6.70
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

Rhode Island
-----------------
Walnut Hill Plaza 121,892 162,825   284,717 100.00%  80.78%  89.01%    935,920 1,366,968  2,302,888    7.68 10.39   9.09
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

Vermont
-----------------
The Gateway
 Shopping Center   73,184  28,600   101,784 100.00%  84.38%  95.61%  1,317,312   482,440  1,799,752   18.00 19.99  18.49
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

  Total - New
  England Region  890,812 306,033 1,196,845 100.00%  84.51%  96.04%  6,755,693 3,255,480 10,011,173    8.51 12.59   9.52
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

    QUARTERLY
   SUPPLEMENTAL
    DISCLOSURE
  June 30, 2007
Retail Properties
     - Detail
----------------- ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
                                                                                                    Annualized Base Rent
                  Gross Leasable               Occupancy                 Annualized Base Rent       per Occupied Square
                        Area                                                                                Foot
                  --------------- --------- --------------- ------- ------------------------------- --------------------
                  Anchors  Shops    Total   Anchors  Shops   Total   Anchors     Shops     Total    AnchorsShops  Total
                  ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

WHOLLY-OWNED PROPERTIES
 (continued):

  Midwest
------------
Illinois
------------
Hobson West
 Plaza          51,692    47,210    98,902 100.00%  95.22%  97.72%    $225,436    $983,015  $1,208,451  $4.36 $21.87 $12.50
Clark
 Diversey            -    19,265    19,265       - 100.00% 100.00%           -     800,401     800,401      -  41.55  41.55
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
  Total -
  Illinois      51,692    66,475   118,167 100.00%  96.61%  98.09%     225,436   1,783,416   2,008,852   4.36  27.77  17.33
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Indiana
------------
Merrillville
 Plaza         145,266    90,412   235,678  85.20%  89.86%  86.99%   1,231,402   1,314,400   2,545,802   9.95  16.18  12.42

Michigan
------------
Bloomfield
 Towne
 Square        126,960   105,406   232,366  98.83%  71.97%  86.65%     988,349   1,462,282   2,450,631   7.88  19.28  12.17

Ohio
------------
Mad River
 Station (1)    68,296    87,542   155,838 100.00%  64.74%  80.19%     802,719     727,298   1,530,017  11.75  12.83  12.24
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

  Total -
  Midwest
   Region      392,214   349,835   742,049  94.14%  79.47%  87.22%   3,247,906   5,287,396   8,535,302   8.80  19.02  13.19
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Mid-Atlantic
------------

New Jersey
------------
Marketplace
 of Absecon     58,031    47,104   105,135 100.00%  89.51%  95.30%     984,014     664,833   1,648,847  16.96  15.77  16.46
Ledgewood
 Mall          370,969   146,223   517,192 100.00%  61.51%  89.12%   2,997,859   1,254,136   4,251,995   8.08  13.94   9.23
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
Total - New
   Jersey      429,000   193,327   622,327 100.00%  68.33%  90.16%   3,981,873   1,918,969   5,900,842   9.28  14.53  10.52
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Pennsylvania
------------

Blackman
 Plaza         112,051    13,213   125,264 100.00%  28.97%  92.51%     268,519      20,400     288,919   2.40   5.33   2.49
Mark Plaza     157,595    58,806   216,401 100.00%  74.32%  93.02%     652,095     335,577     987,672   4.14   7.68   4.91
Plaza 422      132,845    22,304   155,149  78.47%  13.45%  69.12%     407,520      36,500     444,020   3.91  12.17   4.14
Route 6
 Plaza         146,498    29,007   175,505 100.00% 100.00% 100.00%     806,351     310,080   1,116,431   5.50  10.69   6.36
Chestnut
 Hill (2)       31,420     9,150    40,570 100.00% 100.00% 100.00%     992,344     300,028   1,292,372  31.58  32.79  31.86
Abington
 Towne
 Center (3)    184,616    31,739   216,355 100.00%  94.75%  99.23%     270,000     685,839     955,839  10.00  22.81  16.75
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
               765,025   164,219   929,244  96.26%  72.32%  92.03%   3,396,829   1,688,424   5,085,253   5.87  14.22   7.29
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Total - Mid-
  Atlantic
   Region    1,194,025   357,546 1,551,571  97.60%  70.16%  91.28%   7,378,702   3,607,393  10,986,095   7.32  14.38   8.73
             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------


             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

  Total -
 Wholly-owned
  Properties 2,890,143 1,318,333 4,208,476  98.22%  81.45%  92.96% $25,938,826 $21,788,987 $47,727,813 $10.04 $20.29 $13.05

             --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
(1) The GLA for this property includes 28,205
 square feet of office space.
(2) This consists of two separate buildings, both located on Germantown Avenue, in Chestnut Hill
 (Philadelphia).
(3) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

    QUARTERLY
   SUPPLEMENTAL
    DISCLOSURE
  June 30, 2007
Retail Properties
     - Detail
-----------------       ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------
                                                                                                          Annualized Base Rent
                          Gross Leasable               Occupancy                 Annualized Base Rent       per Occupied Square
                             Area                                                                                Foot
                       --------------- --------- --------------- ------- ------------------------------- --------------------
                        Anchors  Shops    Total   Anchors  Shops   Total   Anchors     Shops     Total    AnchorsShops  Total
                        ------- ------- --------- ------- ------- ------- ---------- --------- ---------- ------------- ------

JOINT VENTURE    Acadia's
 PROPERTIES:
                 interest
              ---------------
   Midwest
--------------
Illinois
--------------

Oakbrook (7)  20.0%   112,000         -   112,000 100.00%       - 100.00%    $825,000          $-    $825,000  $7.37     $-  $7.37
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Ohio
--------------
Amherst
 Marketplace
 (1)          37.8%    76,737     3,208    79,945 100.00% 100.00% 100.00%     851,195      38,472     889,667  11.09  11.99  11.13
Granville
 Centre (1)   37.8%    90,047    44,950   134,997  38.81%  46.74%  41.45%     450,336     212,750     663,086  12.88  10.13  11.85
Sheffield
 Crossing (1) 37.8%    69,659    42,875   112,534 100.00%  85.17%  94.35%     807,657     395,363   1,203,020  11.59  10.83  11.33
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
 Total - Ohio         236,443    91,033   327,476  76.70%  66.72%  73.92%   2,109,188     646,585   2,755,773  11.63  10.64  11.38
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

   Total -
   Midwest
    Region            348,443    91,033   439,476  84.19%  66.72%  80.57%   2,934,188     646,585   3,580,773  10.00  10.65  10.11
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

 Mid-Atlantic
--------------
Delaware
--------------
Brandywine
 Town Center  22.2%   789,624    27,184   816,808  98.16% 100.00%  98.22%  11,912,538     461,393  12,373,930  15.37  16.97  15.42
Market Square
 Shopping
 Center       22.2%    38,850    63,812   102,662 100.00%  84.33%  90.26%     546,550   1,371,834   1,918,384  14.07  25.49  20.70
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
   Total -
   Delaware           828,474    90,996   919,470  98.25%  89.01%  97.33%  12,459,088   1,833,227  14,292,314  15.31  22.63  15.97
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Virginia
--------------
Haygood
 Shopping
 Center
 (Virginia)
 (3)          18.9%    95,303    83,194   178,497 100.00%  83.19%  92.17%     636,207   1,093,906   1,730,113   6.68  15.81  10.52
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

 Total - Mid-
   Atlantic
    Region            923,777   174,190 1,097,967  98.43%  86.23%  96.49%  13,095,295   2,927,133  16,022,427  14.40  19.49  15.12
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

  New York
    Region
--------------
New York
--------------
Crossroads
 Shopping
 Center       49.0%   200,181   110,443   310,624 100.00%  93.00%  97.51%   2,263,185   3,833,081   6,096,266  11.31  37.32  20.13
Tarrytown
 Shopping
 Center (New
 York) (1)    37.8%    15,497    19,794    35,291 100.00%  73.44%  85.10%     475,000     434,457     909,457  30.65  29.89  30.28
Liberty Avenue
 (New York)
 (4)          19.2%         -    17,088    17,088   0.00%  63.67%  63.67%           -     394,944     394,944      -  36.30  36.30
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
 Total - New
  York Region         215,678   147,325   363,003 100.00%  86.97%  94.71%   2,738,185   4,662,482   7,400,667  12.70  36.39  21.53
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

   Various
    Regions
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)           28.3% 1,018,100         - 1,018,100 100.00%       - 100.00%   7,362,811           -   7,362,811   7.23      -   7.23
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

  Total - Joint
 Venture Operating
     Properties     2,505,998   412,548 2,918,546  97.22%  82.19%  95.10%  26,130,479   8,236,200  34,366,678  10.73  24.29  12.38

                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
Joint Venture Redevelopment
          Properties
----------------------------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)          18.9%    90,400    64,435   154,835 100.00%  13.63%  64.06%     526,600      81,140     607,740   5.83   9.24   6.13
400 East
 Fordham Road
 (New York)
 (4)(5)       19.2%         -         -         -       -       -       -           -           -           -      -      -      -
Pelham Manor
 Shopping
 Plaza (New
 York) (4)(5) 19.2%         -         -         -       -       -       -           -           -           -      -      -      -
Sherman Avenue
 at Broadway
 (New York)
 (4)(5)       19.2%         -         -         -       -       -       -           -           -           -      -      -      -
161st Street
 (New York)
 (4)          19.2%   137,334    86,277   223,611 100.00% 100.00% 100.00%   3,337,222   1,884,734   5,221,956  24.30  21.85  23.35
216th Street
 (New York) 5 19.2%         -         -         -       -       -       -           -           -           -      -      -      -
Naamans Rd
 (Delaware)   22.2%         -    19,991    19,991   0.00%  70.01%  70.01%           -     521,787     521,787      -  37.28  37.28
Hitchcock
 Plaza (South
 Carolina) (6) 7.6%   146,507    74,522   221,029  89.19%  52.42%  76.79%     864,028     563,772   1,427,800   6.61  14.43   8.41

                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------
     Total -
   Redevelopment
     Properties       374,241   245,225   619,466  95.77%  60.40%  81.77%   4,727,850   3,051,433   7,779,283  13.19  20.60  15.36
                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Total - Joint
 Venture Properties 2,880,239   657,773 3,538,012  97.03%  74.07%  92.76% $30,858,329 $11,287,633 $42,145,961 $11.04 $23.17 $12.84
                    ========= ========= ========= ======= ======= ======= =========== =========== =========== ====== ====== ======

                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

Wholly-owned and JV
 - Operating
 Properties (8)     3,596,383 1,450,255 5,046,638  97.90%  81.61%  93.22% $33,163,934 $24,689,596 $57,853,530  $9.42 $20.86 $12.30

                    --------- --------- --------- ------- ------- ------- ----------- ----------- ----------- ------ ------ ------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

(1)  Fund I property.

(2) Fund I portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(3)  Fund I owns a 50% interest in these properties.

(4)  Fund II has a 96% interest in the property.

(5)  Property is currently in redevelopment construction.

(6)  Fund I owns a 20% interest in the property.

(7)  Fund II property.

(8) Weighted based on ownership interest.


QUARTERLY SUPPLEMENTAL DISCLOSURE
 June 30, 2007

                                                                     -------------- -------------- ------------
                                                                      Cash   GAAP    Cash   GAAP   Cash  GAAP
                                                                       (2)    (3)     (2)    (3)     (2)   (3)
                                                                      Year-           3             3 months     Year
                                                                       to-           months            ended      ended
                                                                       Date          ended
                              Leasing Production (1)                  June           June          March        December
                                                                       30,            30,           31,           31,
                                                                       2007           2007          2007          2006
               ----------------------------------------------------- -------        -------        ------       --------


               New leases
               Number of new leases commencing                            14     14       6      6      8     8       18
               GLA                                                    32,905 32,905  17,234 17,234 15,67115,671   73,273
               New base rent                                          $26.37 $28.71  $25.94 $27.96 $26.84$29.53   $15.30
               Previous base rent (and percentage rent)               $20.34 $20.51  $15.81 $15.99 $25.33$25.49   $11.19
               Percentage growth in base rent                          29.6%  39.9%   64.1%  74.9%   6.0% 15.8%    36.7%
               Average cost per square foot                           $26.19 $26.19  $40.13 $40.13 $10.85$10.85   $13.52

               Renewal leases
               Number of renewal leases commencing                        26     26       9      9     17    17       47
               GLA expiring                                          219,023219,023 119,549119,549 99,47499,474  287,107
               Renewal percentage                                        69%    69%     57%    57%    84%   84%      71%
               New base rent                                          $13.33 $13.67  $10.67 $10.99 $15.48$15.85   $15.25
               Expiring base rent (and percentage rent)               $12.33 $11.96  $10.19  $9.70 $14.07$13.79   $13.60
               Percentage growth in base rent                           8.1%  14.3%    4.7%  13.3%  10.0% 14.9%    12.2%
               Average cost per square foot                            $0.00  $0.00   $0.00  $0.00  $0.00 $0.00    $0.00

               Total new and renewal Leases
               Number of new and renewal leases commencing                40     40      15     15     25    25       65
               GLA commencing                                        185,040185,040  85,377 85,377 99,66399,663  277,032
               New base rent                                          $15.64 $16.35  $13.75 $14.42 $17.27$18.00   $15.27
               Expiring base rent (and percentage rent)               $13.76 $13.48  $11.32 $10.97 $15.84$15.63   $12.96
               Percentage growth in base rent                          13.7%  21.3%   21.4%  31.4%   9.0% 15.2%    17.8%
               Average cost per square foot                            $4.66  $4.66   $8.10  $8.10  $1.71 $1.71    $3.57

                                                                     -------------- -------------- ------------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

(3)  Rent is presented on a straight-line basis.


QUARTERLY SUPPLEMENTAL DISCLOSURE
June 30, 2007


                             Top
                           Tenants
                              -
                           Ranked
                             by
                          Annualized
                          Base Rent
                         -----------
                         (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                           Percentage of Total
                                       Wholly-Owned     Joint Ventures       Combined        Represented by
                                                              (2)                             Retail Tenant
                                    --------------------------------------------------------------------------
                                                                                                                       Average
                          Number of                                                                                     Gross
             Retail       stores in   Total  Annualized Total Annualized  Total  Annualized  Total  AnnualizedAverage Occupancy
                                                Base             Base               Base               Base
Ranking      Tenant       combined     GLA    Rent (1)   GLA   Rent (1)    GLA    Rent (1) Portfolio Rent (3)  Sales  Cost (4)
                          portfolio                                                         GLA(3)              (per
                                                                                                                sq.
                                                                                                                ft.)
------- -----------------------------------------------------------------------------------------------------------------------

      1 Albertson's                4  220,625$3,012,896      -        $-  220,625$3,012,896     4.8%      5.5%
          -- Shaw's                3  175,801 2,358,192      -         -  175,801 2,358,192     3.8%      4.3%    416      3.1%
          -- Acme                  1   44,824   654,704      -         -   44,824   654,704     1.0%      1.2%    270      7.3%

      2 A&P (Waldbaum's)           4  149,729 2,566,284 18,722   246,960  168,451 2,813,244     3.6%      5.1%
          --
           A&P/Waldbaum's          4  149,729 2,566,284 18,722   246,960  168,451 2,813,244     3.6%      5.1%    351      5.8%

      3 T.J. Maxx                  8  230,627 1,765,051  6,972    88,189  237,599 1,853,240     5.1%      3.4%
          -- T.J. Maxx             4   88,200   726,300  6,972    88,189   95,172   814,489     2.1%      1.5%    274      4.1%
          -- Marshalls             3  102,781   731,494      -         -  102,781   731,494     2.2%      1.3%    188      6.0%
          -- Homegoods             1   39,646   307,257      -         -   39,646   307,257     0.9%      0.6%    153      6.3%

      4 Sears                      5  390,270 1,355,279 49,355   277,463  439,625 1,632,742     9.5%      3.0%
          -- Kmart                 4  329,570 1,097,279 49,355   277,463  378,925 1,374,742     8.2%      2.5%    198      4.0%
          -- Sears                 1   60,700   258,000      -         -   60,700   258,000     1.3%      0.5%    215      2.8%

      5 Wal-Mart                   2  210,114 1,515,409      -         -  210,114 1,515,409     4.5%      2.7%    293      3.6%

      6 Ahold                      2  117,911 1,299,264      -         -  117,911 1,299,264     2.5%      2.4%
          -- Stop and
           Shop                    2  117,911 1,299,264      -         -  117,911 1,299,264     2.5%      2.4%    353      3.6%

      7 Home Depot                 2  211,003 1,009,646      -         -  211,003 1,009,646     4.6%      1.8%      -         -

      8 Pathmark                   1   47,773   955,460      -         -   47,773   955,460     1.0%      1.7%      -         -

      9 Price Chopper              1   77,450   804,059      -         -   77,450   804,059     1.7%      1.5%    674      1.9%

        Restoration
     10  Hardware                  1    9,220   780,864      -         -    9,220   780,864     0.2%      1.4%    495     16.6%

     11 Kroger(5)                 12        -         -156,069 1,046,225  156,069 1,046,225     3.4%      1.9%      -         -
     12 Safeway (6)               13        -         -132,409 1,040,028  132,409 1,040,028     2.9%      1.9%      -         -
     13 Sleepy's                   5   35,745   683,429      -         -   35,745   683,429     0.8%      1.2%      -         -
        Federated
         Department
     14  Stores (Macy's)           1   73,349   651,245      -         -   73,349   651,245     1.6%      1.2%    210      6.7%
        Payless
     15  Shoesource                8   26,225   484,590  1,514    52,994   27,739   537,584     0.6%      1.0%      -         -
     16 CVS                        4   28,600   482,939  3,967    59,504   32,567   542,443     0.7%      1.0%    495      4.4%
        Limited Brands -
     17  Express                   1   12,882   510,344      -         -   12,882   510,344     0.3%      0.9%      -         -
     18 JC Penney                  1   50,000   495,000      -         -   50,000   495,000     1.1%      0.9%    206      6.5%
     19 Borders Books              1   18,538   482,000      -         -   18,538   482,000     0.4%      0.9%      -         -
     20 Circuit City               1   33,294   449,469      -         -   33,294   449,469     0.7%      0.8%      -         -
                         -------------------------------------------------------------------------------------

              Total               77 1,943,355 19,303,228 369,008 2,811,363 2,312,3632 2,114,591    49.9%     40.1%
                         =====================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.

(3) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(4) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

5 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

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
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 June 30, 2007

                                 Anchor Detail
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------ ---------- --------- ------ -------
                                                                                                 Annual   Annual
                              Property/Tenant Name                           Square    Lease      Base     Base
                                (Type of Center)                             Footage Expiration   Rent    Rent   Options
                                                                                                            PSF
------------------------------------------------------------------------------------ ---------- --------- ------ -------
   THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
   (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
-----------------------------------------------------------------------------
New York Region
-----------------------------------------------------------------------------
 Connecticut
 ----------------------------------------------------------------------------
  239 Greenwich Ave., Greenwich
   Coach                                                                                                         (1) 5
                                                                               4,541  1/31/2016   356,469  78.50  Year
   Restoration Hardware                                                                                          (2) 5
                                                                              12,293  9/30/2014 1,041,152  84.69  Years
                                                                             -------            --------- ------
                                 Property total                               16,834            1,397,621  83.02
                                                                             -------            --------- ------
 New Jersey
 ----------------------------------------------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
   Walgreens                                                                                                     (8) 5
                                                                              14,837  5/31/2022   435,000  29.32  Year
   Pathmark                                                                                                      (7) 5
                                                                              47,773 11/30/2017   955,460  20.00  Year
                                                                             -------            --------- ------
                                 Property total                               62,610            1,390,460  22.21
                                                                             -------            --------- ------

  A&P Shopping Plaza - Boonton
   A&P                                                                                                           (9) 5
                                                                              49,463 10/26/2024   900,000  18.20  Year
                                                                             -------            --------- ------
                                 Property total                               49,463              900,000  18.20
                                                                             -------            --------- ------

 New York
 ----------------------------------------------------------------------------
  Village Commons Shopping Center
   Daffy's                                                                                                       (3) 5
                                                                              16,125   1/7/2008   274,125  17.00  Year
                                                                             -------            --------- ------
                                 Property total                               16,125              274,125  17.00
                                                                             -------            --------- ------

  Branch Plaza
   CVS                                                                        11,050  5/31/2010   190,076  17.20       -
   A&P                                                                                                           (3) 5
                                                                              63,000 11/30/2013   920,964  14.62  Year
                                                                             -------            --------- ------
                                Property Total:                               74,050            1,111,040  15.00
                                                                             -------            --------- ------
  Amboy Shopping Center
   Waldbaum's (A&P)                                                           37,266   7/6/2028   745,320  20.00       -
   Duane Reed                                                                                                    (2) 5
                                                                               9,698  8/31/2008   266,694  27.50  Year
                                                                             -------            --------- ------
                                 Property total                               46,964            1,012,014  21.55
                                                                             -------            --------- ------
  Pacesetter Park Shopping Center, Pomona
   Stop & Shop (Ahold)                                                                                           (2) 10
                                                                              52,052  8/31/2020   362,264   6.96  Year
                                                                             -------            --------- ------
                                 Property total                               52,052              362,264   6.96
                                                                             -------            --------- ------
  2914 Third Avenue
   Dr. J's                                                                    33,500  1/31/2021   700,000  20.90
   Other                                                                      10,000              144,000  14.40
                                                                             -------            --------- ------
                                 Property total                               43,500              844,000  19.40
                                                                             -------            --------- ------

  LA Fitness, Staten Island
   LA Fitness                                                                 51,494  1/31/2021 1,265,000  24.57
                                                                             -------            --------- ------
                                                                              51,494            1,265,000  24.57
                                                                             -------            --------- ------


                             Total: New York Region                          413,092            8,556,524  20.71
                                                                             -------            --------- ------

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
 Retail Anchor Properties- Wholly Owned (continued)
----------------------------------------------------------------------------------

New England
---------------------------------------------------------------------------

 Connecticut
 --------------------------------------------------------------------------
  Town Line Plaza, Rocky Hill
                                                              Wal*Mart(1)                                     REA
                                                                            97,300          -        $-    $-  Agreement
                                                              Super Stop &                                    (8) 5 Year
                                                               Shop (Ahold) 65,859 11/30/2023   937,000 14.23
                                                                           -------            --------- -----
                                                                Property
                                                                  total    163,159              937,000 14.23
                                                                           -------            --------- -----

 Massachusetts
 --------------------------------------------------------------------------
  Methuen Shopping Center, Methuen
<                                                             ABIS Sushi     4,377              109,425 25.00 (1) 5 Year
                                                              Demoulas                                        (1) 5 Year
                                                               Super
                                                               Markets      30,460  1/31/2015   109,656  3.60
                                                              Wal*Mart      89,544  1/31/2012   626,808  7.00 (8) 5 Year
                                                                           -------            --------- -----
                                                                Property
                                                                  total    124,381              845,889  6.80
                                                                           -------            --------- -----

  Crescent Plaza, Brockton
                                                              Home Depot   106,760 10/31/2021   602,126  5.64 (7) 5 Year
                                                              Shaw's                                          (6) 5 Year
                                                               (Albertsons) 50,225 12/31/2012   516,960 10.29
                                                                           -------            --------- -----
                                                                Property
                                                                  total    156,985            1,119,086  7.13
                                                                           -------            --------- -----

 New York
 --------------------------------------------------------------------------
  New Loudon Center, Latham
                                                              Bon Ton       65,365   2/1/2014   261,460  4.00 (3) 5 Year
                                                              Marshalls                                       (3) 5 Year
                                                               (TJX)        37,212  1/31/2014   158,151  4.25
                                                              Price Chopper 77,450  5/31/2015   804,059 10.38 (3) 5 Year
                                                              A.C. Moore    21,520  4/30/2009   221,226 10.28 (3) 5 Year
                                                              Raymours                                        (2) 5 Year
                                                               Furniture Co 49,664  4/30/2019   155,591  3.13
                                                                           -------            --------- -----
                                                                Property
                                                                  total    251,211            1,600,487  6.37
                                                                           -------            --------- -----

 Rhode Island
 --------------------------------------------------------------------------
  Walnut Hill Plaza, Woonsocket
                                                              Sears         60,700  8/31/2008   258,000  4.25 (5) 5 Year
                                                              CVS            8,800  1/31/2009   154,000 17.50 (1) 5 Year
                                                              Shaw's                                          (3) 5 Year
                                                               (Albertsons) 52,392 12/31/2013   523,920 10.00
                                                                           -------            --------- -----
                                                                Property
                                                                  total    121,892              935,920  7.68
                                                                           -------            --------- -----

 Vermont
 --------------------------------------------------------------------------
  Gateway Shopping Center
                                                              Shaw's                                          (5) 5 Yr.
                                                               (Albertsons)                                    & (1) 4
                                                                            73,184  3/31/2024 1,317,311 18.00  Yr.
                                                                           -------            --------- -----
                                                                Property
                                                                  total     73,184            1,317,311 18.00
                                                                           -------            --------- -----

                                                              Total : New
                                                                 England   890,812            6,755,693  8.51
                                                                           -------            --------- -----
Midwest
--------------------------------------------------------------

 Illinois
 -------------------------------------------------------------
  Hobson West Plaza, Naperville
                                                              Bobak's                                         (5) 5 Year
                                                               Market and
                                                               Restaurant   51,692 11/30/2007   225,436  4.36
                                                                           -------            --------- -----
                                                                Property
                                                                  total     51,692              225,436  4.36
                                                                           -------            --------- -----
 Indiana
 --------------------------------------------------------------------------
  Merrillville Plaza, Merrillville
                                                              JC Penney     50,000  1/31/2008   495,000  9.90 (2) 5 Year
                                                              Officemax     26,157  7/31/2008   222,335  8.50 (4) 5 Year
                                                              Pier I         9,143  1/31/2009   128,002 14.00          -
                                                              David's                                         (2) 5 Year
                                                               Bridal       13,266 11/19/2010   190,765 14.38
                                                              TJ Maxx (TJX) 25,200  1/31/2009   195,300  7.75 (1) 5 Year
                                                                           -------            --------- -----
                                                                Property
                                                                  total    123,766            1,231,402  9.95
                                                                           -------            --------- -----

(1) This space is contiguous to the Company's property and is not owned by the Company.


                                       42
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
Retail Anchor Properties- Wholly Owned (continued)
------------------------------------------------------------------------------

 Michigan
 --------------------------------------------------------------------
  Bloomfield Town Square, Bloomfield Hills
                                                         HomeGoods                                           (2) 5 Year
                                                          (TJX)         39,646  5/31/2010     307,257   7.75
                                                         Officemax      21,500  6/30/2010     193,500   9.00 (3) 5 Year
                                                         Marshalls                                           (3) 5 Year
                                                          (TJX)         28,324  9/30/2011     226,592   8.00
                                                         TJ Maxx                                             (1) 5 Year
                                                          (TJX)         36,000  1/31/2009     261,000   7.25
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     125,470                988,349   7.88
                                                                     ---------            ----------- ------

 Ohio
 --------------------------------------------------------
  Mad River Station, Dayton
                                                         Babies 'R'                                          (2) 5 Year
                                                          Us            33,147  2/28/2010     260,204   7.85
                                                         Pier I         10,111  2/28/2010     227,037  22.45           -
                                                         Office Depot   25,038  8/31/2010     315,478  12.60           -
                                                                     ---------            ----------- ------
                                                          Property
                                                             total      68,296                802,719  11.75
                                                                     ---------            ----------- ------

                                                           Total:
                                                            Midwest    369,224              3,247,906   8.80
                                                                     ---------            ----------- ------

Mid-Atlantic
---------------------------------------------------------------------

 New Jersey
 --------------------------------------------------------------------
  Marketplace of Absecon, Absecon
                                                         Eckerd Drug                                         (3) 5 Year
                                                          (Brook's)     13,207  8/30/2020     329,310  24.93
                                                         Acme Markets                                        (7) 5 Year
                                                          (Albertson)   44,824  4/30/2015     654,704  14.61
                                                                     ---------            ----------- ------
                                                          Property
                                                             total      58,031                984,014  16.96
                                                                     ---------            ----------- ------

  Ledgewood Mall, Ledgewood
                                                         Circuit City   33,294  1/31/2020     449,469  13.50 (4) 5 Year
                                                         Ashley                                              (2) 5 Year
                                                          Furniture     41,806 12/31/2010     212,793   5.09
                                                         Barnes &                                            (5) 5 Year
                                                          Noble         12,500  1/31/2010     224,000  17.92
                                                         Marshalls                                           (4) 5 Year
                                                          (TJX)         37,245  9/30/2014     346,751   9.31
                                                         The Sports                                          (6) 5 Year
                                                          Authority     52,205  5/31/2007     225,000   4.31
                                                         Macy's                                              (3) 5 Year
                                                          Department
                                                          Store
                                                          (Federated)   73,349  1/31/2010     651,245   8.88
                                                         Wal*Mart      120,570  3/31/2019     888,601   7.37 (6) 5 Year
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     370,969              2,997,859   8.08
                                                                     ---------            ----------- ------


 Pennsylvania
 --------------------------------------------------------------------

  Blackman Plaza, Wilkes-Barre
                                                         Eckerd Drug
                                                          (Brook's)      7,095  7/31/2016      63,855   9.00           -
                                                         Kmart         104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     112,051                268,519   2.40
                                                                     ---------            ----------- ------

  Mark Plaza, Edwardsville
                                                         Kmart         104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                                         Redner's                                            (2) 5 Year
                                                          Market        52,639  5/31/2018     447,431   8.50
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     157,595                652,095   4.14
                                                                     ---------            ----------- ------

  Plaza 422, Lebanon
                                                         Home Depot    104,243 12/31/2028     407,520   3.91 (6) 5 Year
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     104,243                407,520   3.91
                                                                     ---------            ----------- ------

  Route 6 Mall, Honesdale
                                                         Eckerd Drugs                                        (3) 5 Year
                                                          (Brook's)     11,840  1/31/2011     118,400  10.00
                                                         Fashion Bug    15,000  1/31/2016           -      -           -
                                                         Kmart         119,658  4/30/2020     687,951   5.75 (10) 5 Year
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     146,498                806,351   5.50
                                                                     ---------            ----------- ------

  Abington Town Center, Abington
                                                         TJ Maxx                                             (2) 5 Year
                                                          (TJX)         27,000 11/30/2010    $270,000 $10.00
                                                         Target(1)                                           Condominium
                                                                       157,616          -           -      -  Agreement
                                                                     ---------            ----------- ------
                                                          Property
                                                             total     184,616                270,000  10.00
                                                                     ---------            ----------- ------

  Chestnut Hill LLC
                                                         Express        12,882  1/31/2009    $510,344 $39.62
                                                         Borders
                                                          Books         18,538  1/31/2010     482,000  26.00
                                                                     ---------            ----------- ------
                                                          Property
                                                             total      31,420                992,344  77.03
                                                                     ---------            ----------- ------

                                                         Total : Mid-
                                                           Atlantic  1,165,423              7,378,702   7.32
                                                                     ---------            ----------- ------


Total: Retail Anchor Properties - Wholly Owned Properties            2,838,551            $25,938,825 $10.04
                                                                     =========            =========== ======


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.


Joint Venture Properties
-------------------------------------------------------------------------

New York Region
-------------------------------------------------------------------------

 New York
 ------------------------------------------------------------------------
  Crossroads Shopping Center, White Plains (49% jv)
   Kmart                                                                                                          (3) 5
                                                                         100,725       1/31/2012   $566,250 $5.62  Year
   Waldbaum's (A&P)                                                                                               (5) 5
                                                                          38,208      12/31/2007    504,000 13.19  Year
   B. Dalton (Barnes & Noble)                                                                                     (2) 5
                                                                          12,430       5/28/2012    397,760 32.00  Year
   Pier 1                                                                                                         (1) 5
                                                                           8,818       2/28/2007    278,825 31.62  Year
   Pay Half                                                               15,000      12/31/2007    322,600 21.51      -
   Modell's                                                                                                       (2) 5
                                                                          25,000       2/28/2009    193,750  7.75  Year
                                                                         -------                 ---------- -----
                               Property total                            200,181                  2,263,185 11.31
                                                                         -------                 ---------- -----

  400 East Fordham Road (Fund II)
                                                                               -               -          -     -      -
                                                                         -------                 ----------

  Tarrytown Centre
   Walgreen's                                                             15,497       6/30/2080    475,000 30.65      -
                                                                         -------                 ---------- -----

  Sherman Avenue
                                                                               -                          -     -      -
                                                                         -------                 ---------- -----
                                                                               -                          -     -
                                                                         -------                 ---------- -----
  161st Street
   City of New York                                                      137,334       7/18/2011  3,337,222 24.30      -
                                                                         -------                 ---------- -----
                                                                         137,334                  3,337,222 24.30
                                                                         -------                 ---------- -----

                          Total : New York Region                        353,012                  6,075,407 17.21
                                                                         -------                 ---------- -----

Mid-Atlantic Region
-------------------------------------------------------------------------

 Delaware
 ------------------------------------------------------------------------
  Brandywine Town Center (Brandywine JV)
   Lowe's Home Centers                                                                                            (6) 5
                                                                         140,000       8/31/2018  1,925,000 13.75  Year
   Target                                                                                                         (4) 10
                                                                         138,000       1/31/2018    800,000  5.80  Year
   Target expansion                                                                                               (6) 2
                                                                                                                   Year
                                                                                                                   & (6)
                                                                                                                   3
                                                                          27,716       1/31/2011    304,876 11.00  year
   Access Group                                                                                                   (2) 5
                                                                          76,458       5/31/2015  1,578,857 20.65  Year
   Regal Cinemas                                                                                                  (4) 5
                                                                          65,641        6/1/2017    861,210 13.12  Year
   Bed, Bath & Beyond                                                                                             (3) 5
                                                                          50,977       1/31/2014    868,426 17.04  Year
   Dick's Sporting Goods                                                                                          (3) 5
                                                                          50,000       5/31/2013    700,000 14.00  Year
   All other                                                                                                      (1) 5
                                                                                                                   Year
                                                                                                                   - (3)
                                                                         228,2972/2011 - 10/2015  4,874,166 21.35  5Year
                                                                         -------                 ---------- -----
                               Property total                            777,089                 11,912,535 15.33
                                                                         -------                 ---------- -----

  Market Square Shopping Center (Brandywine JV)
   Trader Joe's                                                                                                   (3) 5
                                                                           7,675       1/31/2013    149,662 19.50  Year
   TJ Maxx (TJX)                                                                                                  (1) 5
                                                                          31,175       1/31/2011    396,888 12.73  Year
                                                                         -------                 ---------- -----
                               Property total                             38,850                    546,550 14.07
                                                                         -------                 ---------- -----

 Joint Venture Properties (continued)
 --------------------------------------------------------------------------

 Mid-Atlantic Region (continued)
 --------------------------------------------------------------------------

 Virginia
 --------------------------------------------------------------------------
  Haygood Shopping Center (Fund I)
                                                         Marshalls            30,023  2/28/2017     270,207   9.00     -
                                                         Farm Fresh                                                (15)
                                                                                                                    5
                                                                              54,000  8/31/2026     337,500   6.25  Year
                                                         Eckerd Drugs
                                                          (Brook's)           11,280 11/30/2009      28,500   2.53     -
                                                                           ---------            ----------- ------
                                                           Property Total     95,303                636,207   6.68
                                                                           ---------            ----------- ------

                                                            Total : Mid-
                                                           Atlantic Region   911,242             13,095,292  14.37
                                                                           ---------            ----------- ------

Midwest Region
---------------------------------------------------------------------------

 Illinois
 --------------------------------------------------------
  Acadia Oakbrook
                                                         Neiman Marcus                                             (5) 5
                                                                             112,000 10/31/2011     825,000   7.37  Year
                                                                           ---------            ----------- ------

 Ohio
 --------------------------------------------------------
  Amherst Marketplace (Fund I)
                                                         Giant                                                     (3) 5
                                                          Eagle/Pharmacy      10,500  3/31/2012     157,500  15.00  Year
                                                         Giant                                                     (4) 5
                                                          Eagle/Supermarket   66,237  9/30/2021     693,695  10.47  Year
                                                                           ---------            ----------- ------
                                                           Property total     76,737                851,195  11.09

  Granville Centre (Fund I)
                                                         Lifestyle Family                                          (2) 5
                                                          Fitness, Inc.       34,951  1/31/2017     450,336  12.88  Year
                                                                           ---------            ----------- ------

  Sheffield Crossing (Fund I)
                                                         Revco Drug                                                (3) 5
                                                                              10,500  5/31/2012     157,500  15.00  Year
                                                         Giant Eagle                                               (4) 5
                                                                              59,159  5/31/2022     650,157  10.99  Year
                                                                           ---------            ----------- ------
                                                           Property total     69,659                807,657  11.59
                                                                           ---------            ----------- ------

 Michigan
 --------------------------------------------------------------------------
  Sterling Heights (Fund I)
                                                         Rite Aid                                                  (4) 5
                                                                              20,000  1/31/2026     245,000  12.25  Year
                                                         Burlington Coat
                                                          Factory             70,400  1/31/2024     281,600   4.00     -
                                                                           ---------            ----------- ------
                                                           Property total     90,400                526,600   5.83

                                                           Total: Midwest    383,747              3,460,788   9.02
                                                                           ---------            ----------- ------
 Various
 --------------------------------------------------------------------------

  Hitchcock Plaza
                                                         Warehouse Home
                                                          Furnishing          19,316       2017      66,640   3.45
                                                         Steinmart Inc.       30,000       2016     190,500   6.35
                                                         Bed, Bath & Beyond   23,000       2017     144,000   6.26
                                                         Ross Dress for
                                                          Less                30,039       2017     250,526   8.34
                                                         TJX Company          28,315       2016     212,365   7.50
                                                                           ---------            ----------- ------
                                                           Property total    130,670                864,031   6.61


                                                         Kroger/Safeway
                                                          (Fund I)         1,018,100       2009   7,362,811   7.23
                                                                           ---------            ----------- ------


                                                           Total: Joint
                                                              Venture
                                                             Properties    2,796,771            $30,858,329 $11.04
                                                                           =========            =========== ======


  QUARTERLY SUPPLEMENTAL DISCLOSURE
                       June 30, 2007

           Anchor Lease Expirations - Next 3 Years
  ================================================================================= -------- ---------- -------- -------
                                                                          Gross Leased Area     Annualized Base Rent
                                                                          -----------------  ---------------------------
                                                                                    Percent             Percent  Average
                                                                           Square     of                   of      per
                           Center                              Anchor      footage    all      Amount     all    Sq. Ft.
                                                                                     anchors             anchors
  -------------------------------------------------------- -------------- --------- -------- ---------- -------- -------

                        Wholly Owned
  --------------------------------------------------------
                            2007
  Hobson West Plaza                                        Bobak's           51,692   2.00%     225,436    0.87%    4.36
                                                                          --------- -------  ---------- -------- -------

                                                             Total 2007      51,692   2.00%     225,436    0.87%    4.36
                                                                          --------- -------  ---------- -------- -------
                            2008
  Village Commons Shopping Center                          Daffy's Inc.      16,125   0.62%     274,125    1.06%   17.00
  Merrillville Plaza                                       JC Penny Co.      50,000   1.94%     495,000    1.91%    9.90
  Merrillville Plaza                                       Officemax Inc.    26,157   1.01%     222,335    0.86%    8.50
  Amboy Shopping Center                                    Duane Reade        9,698   0.38%     266,695    1.03%   27.50
  Walnut Hill Plaza                                        Sears             60,700   2.35%     258,000    0.99%    4.25
                                                                          --------- -------  ---------- -------- -------

                                                             Total 2008     162,680   6.30%   1,516,155    5.85%    9.32
                                                                          --------- -------  ---------- -------- -------

                            2009
  Chestnut Hill                                            Express           12,882   0.50%     510,344    1.97%   39.62
  Bloomfield Town Square                                   TJ Max            36,000   1.39%     261,000    1.01%    7.25
  Walnut Hill Plaza                                        CVS                8,800   0.34%     154,000    0.59%   17.50
  Merrillville Plaza                                       Pier I             9,143   0.35%     128,002    0.49%   14.00
  Merrillville Plaza                                       TJ Max            25,200   0.98%     195,300    0.75%    7.75
  New Loudon Center                                        AC Moore Arts
                                                            & Crafts         21,520   0.83%     221,226    0.85%   10.28
  Blackman Plaza                                           Kmart            104,956   4.06%     204,664    0.79%    1.95
  Mark Plaza                                               Kmart            104,956   4.06%     204,664    0.79%    1.95
                                                                          --------- -------  ---------- -------- -------
                                                             Total 2009     323,457  12.51%   1,879,200    7.24%  100.30
                                                                          --------- -------  ---------- -------- -------

                                                           Total - Next 3
                                                                Years       537,829  20.81%  $3,620,791   13.96%   $6.73
                                                                          ========= =======  ========== ======== =======

                         Crossroads Joint Venture
  -----------------------------------------------------------------------
                            2007
  Crossroads Shopping Center                               Pier 1             8,818   4.41%     278,825   12.32%   31.62
  Crossroads Shopping Center                               Pay-Half          15,000   7.49%     322,600   14.25%   21.51
  Crossroads Shopping Center                               Waldbaum's        38,208  19.09%     504,000   22.27%   13.19
                                                                          --------- -------  ---------- -------- -------

                                                             Total 2007      62,026  30.99%   1,105,425   48.84%   17.82
                                                                          --------- -------  ---------- -------- -------

                            2008                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2009
  Crossroads Shopping Center                               Modell's          25,000  12.49%     193,750    8.56%    7.75
                                                                          --------- -------  ---------- -------- -------

                                                           Total - Next 3
                                                                Years        87,026  43.48%  $1,299,175   57.40%  $14.93
                                                                          ========= =======  ========== ======== =======

                         Brandywine Joint Venture
  -----------------------------------------------------------------------
                            2007                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2008                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2009
                                                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- --------

                                                           Total - Next 3
                                                                Years             -   0.00%          $-    0.00%      $-
                                                                          ========= =======  ========== ======== =======

                           Fund I
  --------------------------------------------------------
                            2008                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2008
                                                                                      0.00%                0.00%       -
                                                                                    -------             --------
                                                             Total 2008           -       -           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2009
  Kroger/Safeway portfolio                                 Kroger/Safeway 1,018,100  64.99%   7,362,811   61.49%    7.23
  Haygood Shopping Center                                  Eckerd Drugs      11,280   0.72%      28,500    0.24%    2.53
                                                                          --------- -------  ---------- -------- -------

                                                           Total - Next 3
                                                                Years     1,029,380  65.71%  $7,391,311   61.73%   $7.18
                                                                          ========= =======  ========== ======== =======
                          Fund II
  --------------------------------------------------------
                            2007
                                                                                      0.00%                0.00%       -
                                                                                    -------             -------- -------

                                                             Total 2007           -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2008
                                                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                            2009                                                  -   0.00%           -    0.00%       -
                                                                          --------- -------  ---------- -------- -------

                                                           Total - Next 3
                                                                Years             -   0.00%          $-    0.00%      $-
                                                                          ========= =======  ========== ======== =======
  (1) Tenant pays rent based on percentage of sales


   QUARTERLY SUPPLEMENTAL DISCLOSURE
                           June 30, 2007

                       Lease Expirations
   ---------------------------------------------------------------------------------


                                                                  -------- --------- ------------------- ------- -------
                                                                           Gross Leased Area    Annualized Base Rent
                                                                           ----------------- ---------------------------
                                                                      Number of      Percent             Percent Average
                                                                   Leases   Square     of                  of      per
                                                                  Expiring  Footage   Total    Amount     Total  Sq. Ft.
                                                                  -------- --------- ------------------- ------- -------

Wholly-Owned Properties
 Anchor Tenant Expirations


                          Month to Month                                1    10,000   0.39%    $144,000   0.56%  $14.40
                                2007                                     1    51,692   2.00%     225,436   0.87%    4.36
                                2008                                     5   162,680   6.30%   1,516,155   5.85%    9.32
                                2009                                     8   323,457  12.52%   1,879,200   7.24%    5.81
                                2010                                    14   357,411  13.83%   3,634,009  14.00%   10.17
                                2011                                     2    40,164   1.55%     344,992   1.33%    8.59
                                2012                                     3   191,974   7.43%   1,368,768   5.28%    7.13
                                2013                                     2   115,392   4.47%   1,444,884   5.57%   12.52
                                2014                                     4   152,115   5.89%   1,807,514   6.97%   11.88
                                2015                                     3   122,274   4.73%   1,458,763   5.62%   11.93
                                2016                                     3    26,636   1.03%     420,324   1.62%   15.78
                                2017                                     2    52,150   2.02%   1,064,885   4.11%   20.42
                                2018                                     1    52,639   2.04%     447,432   1.72%    8.50
                                2019                                     3   170,234   6.59%   1,044,192   4.03%    6.13
                                2020                                     4   218,211   8.45%   1,828,994   7.05%    8.38
                                2021                                     2   140,260   5.43%   1,302,126   5.02%    9.28
                                2022                                     1    14,837   0.57%     435,000   1.68%   29.32
                                2023                                     1    51,494   1.99%   1,265,000   4.88%       -
                                2024                                     3   188,506   7.30%   3,154,312  12.16%   16.73
                                2028                                     3   141,509   5.47%   1,152,840   4.44%    8.15

                                                                  -------- --------- ------- ----------- ------- -------
  Total Occupied                                                        66 2,583,635 100.00% $25,938,826 100.00%  $10.04
                                                                                             =========== ======= =======

  --------------------------------------------------------------- -------- ---------

  Anchor GLA Owned by Tenants                                                254,916
  Total Vacant                                                                51,592
                                                                           ---------

  Total Square Feet                                                        2,890,143
                                                                           =========

  --------------------------------------------------------------- -------- ---------




Wholly-Owned Properties
 Shop Tenant Expirations
                           Month to Month                               19    34,174   3.36%    $512,951   2.35%  $15.01
                                2007                                    30    25,878   2.54%   1,347,420   6.18%   52.07
                                2008                                    55   169,624  16.65%   3,537,155  16.24%   20.85
                                2009                                    63   184,267  18.10%   3,349,348  15.37%   18.18
                                2010                                    44   129,245  12.69%   2,025,766   9.30%   15.67
                                2011                                    41   136,246  13.38%   3,994,827  18.33%   29.32
                                2012                                    19    82,264   8.08%   1,530,054   7.02%   18.60
                                2013                                    11    38,012   3.73%     847,818   3.89%   22.30
                                2014                                    13    59,992   5.89%   1,269,905   5.83%   21.17
                                2015                                     9    50,524   4.96%     891,309   4.09%   17.64
                                2016                                     8    38,550   3.79%     949,700   4.36%   24.64
                                2017                                     5    21,991   2.16%     668,913   3.07%   30.42
                                2018                                     4     6,805   0.67%     275,825   1.27%   40.53
                                2019                                     1         -   0.00%      51,205   0.24%       -
                                2020                                     4     6,000   0.59%     142,500   0.65%   23.75
                                2021                                     1    26,170   2.57%     143,935   0.66%       -
                                2022                                     2     5,493   0.54%     166,839   0.77%   30.37
                                2027                                     1     3,037   0.30%      83,517   0.38%   27.50
                                                                  -------- --------- ------- ----------- ------- -------
  Total Occupied                                                       330 1,018,272 100.00% $21,788,987 100.00%  $21.37
                                                                  ======== ========= ======= =========== ======= =======

  --------------------------------------------------------------- -------- ---------

  Total Vacant                                                               300,061
                                                                           ---------

  Total Square Feet                                                        1,318,333
                                                                           =========

Wholly-Owned Properties
 Total Tenant Expirations
                                 Month to Month                        20    $44,174   1.23%     $656,951   1.38% $14.87
                                      2007                             31     77,570   2.15%    1,572,856   3.30%  20.28
                                      2008                             60    332,304   9.23%    5,053,310  10.59%  15.21
                                      2009                             71    507,724  14.10%    5,228,548  10.95%  10.30
                                      2010                             58    486,656  13.51%    5,659,775  11.86%  11.63
                                      2011                             43    176,410   4.90%    4,339,819   9.09%  24.60
                                      2012                             22    274,238   7.61%    2,898,822   6.07%  10.57
                                      2013                             13    153,404   4.26%    2,292,702   4.80%  14.95
                                      2014                             17    212,107   5.89%    3,077,419   6.45%  14.51
                                      2015                             12    172,798   4.80%    2,350,072   4.92%  13.60
                                      2016                             11     65,186   1.81%    1,370,024   2.87%  21.02
                                      2017                              7     74,141   2.06%    1,733,798   3.63%  23.39
                                      2018                              5     59,444   1.65%      723,257   1.52%  12.17
                                      2019                              4    170,234   4.73%    1,095,397   2.30%   6.43
                                      2020                              8    224,211   6.22%    1,971,494   4.13%   8.79
                                      2021                              3    166,430   4.62%    1,446,061   3.03%   8.69
                                      2022                              3     20,330   0.56%      601,839   1.26%  29.60
                                      2023                              1     51,494   1.43%    1,265,000   2.65%      -
                                      2024                              3    188,506   5.23%    3,154,312   6.61%  16.73
                                      2027                              1      3,037   0.08%       83,517   0.17%  27.50
                                      2028                              3    141,509   3.93%    1,152,840   2.42%   8.15
                                                                      --- ---------- -------  ----------- ------- ------

     Total Occupied                                                   396 $3,601,907 100.00%  $47,727,813 100.00% $13.25
                                                                                              =========== ======= ======

     ---------------------------------------------------------------- --- ----------

     Anchor GLA Owned by Tenants                                             254,916
     Total Vacant                                                            351,653
                                                                          ----------

     Total Square Feet                                                     4,208,476
                                                                          ==========

     ---------------------------------------------------------------- --- ----------


Fund
 I
 Anchor Tenant Expirations

                                      2007                              -          -   0.00%           $-   0.00%     $-
                                      2009                             26  1,029,380  65.72%    7,391,311  61.74%   7.18
                                      2012                              2     21,000   1.34%      315,000   2.63%  15.00
                                      2014                              -     35,153   2.24%            -   0.00%      -
                                      2016                              2     58,315   3.72%      402,863   3.36%   6.91
                                      2017                              5    137,329   8.77%    1,181,708   9.87%   8.60
                                      2021                              2     66,237   4.23%      693,695   5.79%  10.47
                                      2022                              1     59,159   3.78%      650,157   5.43%  10.99
                                      2024                              1     70,400   4.49%      281,600   2.35%   4.00
                                      2026                              2     74,000   4.72%      582,500   4.86%   7.87
                                      2080                              1     15,497   0.99%      475,000   3.97%  30.65

                                                                      --- ---------- -------  ----------- ------- ------
     Total Occupied                                                    42  1,566,470 100.00%  $11,973,834 100.00%  $7.64

     ---------------------------------------------------------------- --- ----------

     Total Vacant                                                             35,780
                                                                          ----------

     Total Square Feet                                                     1,602,250
                                                                          ==========

     ---------------------------------------------------------------- --- ----------




Fund
 I
 Shop Tenant Expirations
                                 Month to Month                         9     20,997  10.92%      198,723   7.05%  $9.46
                                      2007                              8     11,739   6.10%      157,832   5.60%  13.45
                                      2008                             14     28,162  14.66%      339,803  12.05%  12.07
                                      2009                              6     13,701   7.12%      199,683   7.08%  14.57
                                      2010                              5     10,278   5.34%      200,300   7.10%  19.49
                                      2011                             12     25,184  13.09%      414,452  14.70%  16.46
                                      2012                              6     12,554   6.53%      220,923   7.83%  17.60
                                      2013                              2     13,120   6.82%      124,820   4.43%   9.51
                                      2014                              6     14,403   7.49%      335,800  11.91%  23.31
                                      2015                              2      2,798   1.45%       45,936   1.63%  16.42
                                      2016                              1      7,752   4.03%      111,230   3.94%  14.35
                                      2018                              1      6,957   3.62%       50,004   1.77%   7.19
                                      2019                              1      3,141   1.63%       42,000   1.49%  13.37
                                      2020                              1      5,157   2.68%      150,842   5.35%  29.25
                                      2021                              1     16,384   8.52%      192,512   6.83%  11.75
                                      2022                              1          -   0.00%       35,000   1.24%      -
           ---------------------------------------------------------- --- ---------- ------- ------------ ------- ------
     Total Occupied                                                    76    192,327 100.00%   $2,819,860 100.00% $14.66

     ---------------------------------------------------------------- --- ----------

     Total Vacant                                                            140,651
                                                                          ----------

     Total Square Feet                                                       332,978
                                                                          ==========

Fund
 I
 Total Tenant Expirations
                               Month to Month                             9    20,997   1.19%    $198,723   1.34%  $9.46
                                    2007                                  8    11,739   0.67%     157,832   1.07%  13.45
                                    2008                                 14    28,162   1.60%     339,803   2.30%  12.07
                                    2009                                 32 1,043,081  59.30%   7,590,994  51.32%   7.28
                                    2010                                  5    10,278   0.58%     200,300   1.35%  19.49
                                    2011                                 12    25,184   1.43%     414,452   2.80%  16.46
                                    2012                                  8    33,554   1.91%     535,923   3.62%  15.97
                                    2013                                  2    13,120   0.75%     124,820   0.84%   9.51
                                    2014                                  6    49,556   2.82%     335,800   2.27%   6.78
                                    2015                                  2     2,798   0.16%      45,936   0.31%  16.42
                                    2016                                  3    66,067   3.76%     514,093   3.48%   7.78
                                    2017                                  5   137,329   7.81%   1,181,708   7.99%   8.60
                                    2018                                  1     6,957   0.40%      50,004   0.34%   7.19
                                    2019                                  1     3,141   0.18%      42,000   0.28%  13.37
                                    2020                                  1     5,157   0.29%     150,842   1.02%  29.25
                                    2021                                  3    82,621   4.70%     886,207   5.99%  10.73
                                    2022                                  2    59,159   3.36%     685,157   4.63%  11.58
                                    2024                                  1    70,400   4.00%     281,600   1.90%   4.00
                                    2026                                  2    74,000   4.21%     582,500   3.94%   7.87
                                    2080                                  1    15,497   0.88%     475,000   3.21%      -
                                                                        --- --------- ------- ----------- ------- ------

  Total Occupied                                                        118 1,758,797 100.00% $14,793,694 100.00%  $8.41

  --------------------------------------------------------------------- --- ---------

  Total Vacant                                                                176,431
                                                                            ---------

  Total Square Feet                                                         1,935,228
                                                                            =========

  --------------------------------------------------------------------- --- ---------



Fund
 II
 Anchor Tenant Expirations
                                    2007                                  -         -   0.00%           -   0.00%      -
                                    2008                                  -         -   0.00%           -   0.00%      -
                                    2011                                  2   249,334 100.00%   4,162,222 100.00%  16.69
                                                                        --- --------- ------- ----------- ------- ------
  Total Occupied                                                          2   249,334 100.00%  $4,162,222 100.00% $16.69

  --------------------------------------------------------------------- --- ---------

  Total Vacant                                                                      -
                                                                            ---------

  Total Square Feet                                                           249,334
                                                                            =========

  --------------------------------------------------------------------- --- ---------




Fund
 II
 Shop Tenant Expirations
                               Month to Month                             3    24,472  25.19%    $382,579  16.78% $15.63
                                    2007                                  1    27,554  28.36%     757,735  33.24%  27.50
                                    2009                                  -         -   0.00%           -   0.00%      -
                                    2010                                  -         -   0.00%           -   0.00%      -
                                    2011                                  1     7,046   7.25%     171,212   7.51%  24.30
                                    2012                                  3    27,205  28.00%     573,208  25.14%  21.07
                                    2032                                  1    10,880  11.20%     394,944  17.32%  36.30
                                                                        --- --------- ------- ----------- ------- ------
  Total Occupied                                                          9    97,157 100.00%  $2,279,678 100.00% $23.46

  --------------------------------------------------------------------- --- ---------

  Total Vacant                                                                  6,208
                                                                            ---------

  Total Square Feet                                                           103,365
                                                                            =========

  --------------------------------------------------------------------- --- ---------


Fund
 II
 Total Tenant Expirations
                               Month to Month                             3    24,472   7.06%    $382,579   5.94% $15.63
                                    2007                                  1    27,554   7.95%     757,735  11.76%  27.50
                                    2008                                  -         -   0.00%           -   0.00%      -
                                    2009                                  -         -   0.00%           -   0.00%      -
                                    2010                                  -         -   0.00%           -   0.00%      -
                                    2011                                  3   256,380  74.00%   4,333,434  67.27%  16.90
                                    2012                                  3    27,205   7.85%     573,208   8.90%  21.07
                                    2032                                  1    10,880   3.14%     394,944   6.13%  36.30
                                                                        --- --------- ------- ----------- ------- ------
  Total Occupied                                                         11   346,491 100.00%  $6,441,900 100.00% $18.59

  --------------------------------------------------------------------- --- ---------

  Total Vacant                                                                  6,208
                                                                            ---------

  Total Square Feet                                                           352,699
                                                                            =========


Crossroads (JV Property)
 Anchor Tenant Expirations

                                    2007                                    3  62,026  30.98%   1,105,425  48.84%  17.82
                                    2009                                    1  25,000  12.49%     193,750   8.56%   7.75
                                    2012                                    2 113,155  56.53%     964,010  42.60%   8.52

                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                            6 200,181 100.00%  $2,263,185 100.00% $11.31

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                      -
                                                                              -------

  Total Square Feet                                                           200,181
                                                                              =======

  ------------------------------------------------------------------------ -- -------




 Shop Tenant Expirations
                               Month to Month                               1     750   0.73%     $32,472   0.85% $43.30
                                    2007                                    2   2,512   2.45%      92,316   2.41%  36.75
                                    2008                                    9  31,460  30.62%   1,080,862  28.20%  34.36
                                    2009                                    6  17,318  16.86%     737,760  19.24%  42.60
                                    2011                                    3   5,470   5.33%     205,854   5.37%  37.63
                                    2012                                    2   6,900   6.72%     265,440   6.92%  38.47
                                    2013                                    1   3,090   3.01%     108,150   2.82%  35.00
                                    2014                                    4  19,941  19.41%     693,637  18.10%  34.78
                                    2015                                    1   2,210   2.15%      72,930   1.90%  33.00
                                    2017                                    1   6,600   6.43%     349,800   9.13%  53.00
                                    2022                                    1   6,462   6.29%     193,860   5.06%  30.00

                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                           31 102,713 100.00%  $3,833,081 100.00% $37.32

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                  7,730
                                                                              -------

  Total Square Feet                                                           110,443
                                                                              =======

  ------------------------------------------------------------------------ -- -------


Crossroads (JV Property)
 Total Tenant Expirations
                               Month to Month                               1     750   0.25%     $32,472   0.53% $43.30
                                    2007                                    2   2,512   0.83%      92,316   1.51%  36.75
                                    2008                                    9  31,460  10.39%   1,080,862  17.73%  34.36
                                    2009                                    9  79,344  26.19%   1,843,185  30.24%  23.23
                                    2011                                    3   5,470   1.81%     205,854   3.38%  37.63
                                    2012                                    3  31,900  10.53%     459,190   7.53%  14.39
                                    2013                                    1   3,090   1.02%     108,150   1.77%  35.00
                                    2014                                    4  19,941   6.58%     693,637  11.38%  34.78
                                    2015                                    1   2,210   0.73%      72,930   1.20%  33.00
                                    2017                                    1   6,600   2.18%     349,800   5.74%  53.00
                                    2018                                    2 113,155  37.36%     964,010  15.81%   8.52
                                    2022                                    1   6,462   2.13%     193,860   3.18%  30.00

                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                           37 302,894 100.00%  $6,096,266 100.00% $20.13

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                  7,730
                                                                              -------

  Total Square Feet                                                           310,624
                                                                              =======

  ------------------------------------------------------------------------ -- -------


Brandywine Portfolio (JV Properties)
 Anchor Tenant Expirations

                                    2010                                    -       -   0.00%           -   0.00%      -
                                    2011                                    5 127,291  15.60%   2,377,144  19.08%  18.67
                                    2013                                    3 100,982  12.38%   1,816,540  14.58%  17.99
                                    2014                                    2  50,977   6.25%     868,426   6.97%  17.04
                                    2015                                    5 152,560  18.70%   2,934,911  23.57%  19.24
                                    2016                                    1  16,525   2.03%     396,600   3.18%  24.00
                                    2017                                    2  89,604  10.98%   1,340,467  10.75%  14.96
                                    2018                                    2 278,000  34.06%   2,725,000  21.87%   9.80
                                                                                                            0.00%
                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                           20 815,939 100.00% $12,459,088 100.00% $15.27

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                 12,535
                                                                              -------

  Total Square Feet                                                           828,474
                                                                              =======

Brandywine Portfolio (JV Properties)
 Shop Tenant Expirations
                               Month to Month                               1   3,800   4.02%     $26,414   1.12%  $6.95
                                    2007                                    2   8,100   8.57%     208,000   8.83%  25.68
                                    2008                                    1   6,100   6.45%     157,868   6.70%  25.88
                                    2010                                    2  11,817  12.50%     184,280   7.83%  15.59
                                    2011                                    2  22,500  23.80%     519,657  22.07%  23.10
                                    2012                                    1   3,700   3.92%     140,600   5.97%  38.00
                                    2013                                    2   6,950   7.35%     153,287   6.51%  22.06
                                    2014                                    1   4,962   5.25%     147,421   6.26%  29.71
                                    2015                                    2   8,500   8.99%     195,250   8.29%  22.97
                                    2017                                    1   4,996   5.29%     224,820   9.55%  45.00
                                    2021                                    1   4,100   4.34%     100,450   4.27%  24.50
                                    2026                                    1   8,999   9.52%     296,967  12.61%  33.00
                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                           17  94,524 100.00%  $2,355,014 100.00% $24.91

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                 16,463
                                                                              -------

  Total Square Feet                                                           110,987
                                                                              =======

  ------------------------------------------------------------------------ -- -------


Brandywine Portfolio (JV Properties)
 Total Tenant Expirations
                               Month to Month                               1   3,800   0.42%     $26,414   0.18%  $6.95
                                    2007                                    2   8,100   0.89%     208,000   1.40%      -
                                    2008                                    1   6,100   0.67%     157,868   1.07%  25.88
                                    2010                                    2  11,817   1.30%     184,280   1.24%  15.59
                                    2011                                    7 149,791  16.45%   2,896,801  19.55%  19.34
                                    2012                                    1   3,700   0.41%     140,600   0.95%  38.00
                                    2013                                    5 107,932  11.85%   1,969,827  13.30%  18.25
                                    2014                                    3  55,939   6.14%   1,015,847   6.86%  18.16
                                    2015                                    7 161,060  17.69%   3,130,161  21.13%  19.43
                                    2016                                    1  16,525   1.82%     396,600   2.68%  24.00
                                    2017                                    3  94,600  10.39%   1,565,286  10.57%  16.55
                                    2018                                    2 278,000  30.53%   2,725,000  18.39%   9.80
                                    2021                                    1   4,100   0.45%     100,450   0.67%  24.50
                                    2026                                    1   8,999   0.99%     296,967   2.01%  33.00
                                                                           -- ------- ------- ----------- ------- ------
  Total Occupied                                                           37 910,463 100.00% $14,814,101 100.00% $16.27

  ------------------------------------------------------------------------ -- -------

  Total Vacant                                                                 28,998
                                                                              -------

  Total Square Feet                                                           939,461
                                                                              =======

       QUARTERLY SUPPLEMENTAL DISCLOSURE
                December 31, 2006

           Property Demographics (1)
           -------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                3-Mile Radius(2)
                                                                                    ----------------------------------------
                                                       Trade   Cash (2)                            #
                Property / JV                          Area      Base      Total      Total    Households Median HH Avg. HH
Classification   Ownership %       City         State (Miles)    Rent       GLA        Pop.      ("HH")    Income    Income
----------------------------------------------------------------------------------  ----------------------------------------
Core            Brandywine Town    Wilmington    DE
                 Center & Mkt
                 Sq./22.22%                              3    14,814,101   939,461      41,222     15,054 $  83,769 $102,192
Core            Elmwood Park       Elmwood Park  NJ
                 Shopping Ctr.                           3     3,443,898   149,085     257,647     83,959    52,609   62,446
Core            Chestnut Hill      Philadelphia  PA      3     1,292,372    40,570     148,084     59,791    53,526   65,990
Core            Abington Towne     Abington      PA
                 Center                                  3       955,839   216,355      91,293     34,692    66,882   82,491
Core            Clark & Diversey   Chicago       IL      3       800,401    19,265     419,461    213,740    58,803   81,579
Core            Hobson West Plaza  Naperville    IL      3     1,208,451    98,902      98,083     34,231    94,977  114,120
Core            Methuen Shopping   Methuen       MA
                 Ctr.                                    5       958,689   130,021      89,957     31,569    41,619   49,981
Core            Crossroads         White Plains  NY
                 Shopping Ctr. /
                 49%                                     3     6,096,266   310,624     105,870     39,349    78,556   85,621
Core            The Branch Plaza   Smithtown     NY      3     2,493,201   125,751      68,832     23,221    89,522  113,455
Core            Amboy Road         Staten        NY
                                    Island               3     1,535,659    60,090     156,384     56,991    69,666   90,260
Core            Village Commons    Smithtown     NY
                 Shopping Ctr.                           3     2,243,319    87,169      68,832     23,221    89,522  113,455
Core            Bloomfield Town    Bloomfield    MI
                 Square             Hills                5     2,450,631   232,366      62,528     23,953    73,997  102,234
Core            Crescent Plaza     Brockton      MA      3     1,609,257   218,141      99,649     34,369    46,062   56,826
Core            239 Greenwich      Greenwich     CT
                 Avenue / 75%                            5     1,397,621    16,834      67,165     24,889    97,270  125,159
Core            Town Line Plaza    Rocky Hill    CT      3     1,626,923   206,356      45,606     19,067    65,917   75,855
Core            New Loudon Center  Latham        NY      5     1,713,664   255,826      41,815     15,619    55,375   66,288
Core            Pacesetter Park    Pomona        NY
                 Shopping Ctr.                           3     1,093,823    96,698      25,618      8,209    89,598  125,526
Core            2914 Third Ave     The Bronx     NY      3       844,000    43,500   1,239,853    422,421    26,865   33,419
Core            LA Fitness, Staten Staten        NY
                 Island             Island               3     1,265,000    51,494     127,542     45,026    65,178   83,167
Core            West 54th Street   Manhattan     NY      3     2,341,117     9,814     582,613    325,406    80,037   96,770
Core            Mad River Station  Dayton        OH      5     1,530,017   155,838      58,692     25,428    58,119   67,529
Core            Mark Plaza         Edwardsville  PA      5       987,672   216,401      87,986     37,409    31,982   39,628
Core            Blackman Plaza     Wilkes-Barre  PA      5       288,919   125,264      58,885     24,646    30,982   40,002
Core            Bartow Avenue      The Bronx     NY      3       284,620    14,668     567,476    209,231    40,253   47,643
Core            Walnut Hill Plaza  Woonsocket    RI      5     2,302,888   284,717      60,322     22,861    42,715   47,867
Core            Ledgewood Mall     Ledgewood     NJ      5     4,251,995   517,192      37,052     13,412    80,007   87,773
Core            BTS Boonton LLC /  Boonton       NJ
                 60%                                     5     1,252,985    62,908      49,442     18,288    87,533  113,042
Core            Merrillville Plaza Hobart        IN      5     2,545,802   235,678      26,118     10,066    56,556   64,248
Core            The Gateway        So.           VT
                 Shopping Ctr.      Burlington           3     1,799,752   101,784      46,879     19,366    44,294   55,033
Core            Marketplace of     Absecon       NJ
                 Absecon                                 3     1,648,847   105,135      30,732     11,642    52,106   64,775
Core            Plaza 422          Lebanon       PA      3       444,020   155,149      43,975     17,347    36,874   47,144
Core            Route 6 Plaza      Honesdale     PA      5     1,116,431   175,505       7,567      3,014    32,283   43,919
Fund I          Granville Center / Columbus      OH
                 37.78%                                  3       663,086   134,997     112,547     47,337    47,547   53,746
Fund I          Sheffield Crossing Sheffield     OH
                 / 37.78%                                3     1,203,020   112,534      28,714     10,621    54,485   64,626
Fund I          Amherst            Amherst       OH
                 Marketplace /
                 37.78%                                  3       889,667    79,945      53,342     20,470    45,506   55,396
Fund I          Sterling Heights   Sterling      MI
                 Shopping Center /  Heights
                 18.9%                                   3       607,740   154,835      99,813     36,587    66,886   77,416
Fund I          Tarrytown Shopping Tarrytown     NY
                 Center / 37.78%                         3       909,457    35,291      36,856     13,450    78,415   95,294
Fund I          Hitchcock Plaza/   Aiken         SC
                 7.6%                                    5     1,427,800   221,029      23,976      9,393    50,934   64,402
Fund I          Haygood Shopping   Virginia      VA
                 Center / 18.9%     Beach                3     1,730,113   178,497      99,119     38,035    52,505   60,732
Fund II - Urban 400 East Fordham   The Bronx     NY
 In-Fill         Road / 19.2%                            2             -         -   1,205,053    412,674    30,252   38,298
Fund II - Urban Sherman Avenue /   Manhattan     NY
 In-Fill         19.2%                                   2             -         -     535,739    175,108    29,260   36,324
Fund II - Urban Pelham Manor       Westchester   NY
 In-Fill         Shopping Plaza /
                 19.2%                                   3             -         -     398,727    147,238    48,697   56,116
Fund II - Urban 161st Street       The Bronx     NY
 In-Fill         /19.2%                                  2     5,221,956   223,611   1,274,483    427,111    25,104   31,477
Fund II - Urban Liberty Avenue /   Queens        NY
 In-Fill         19.2%                                   3       394,944    17,088     613,457    201,509    44,915   59,078
Fund II - Other Oakbrook/ 20%      Oakbrook      IL      3       825,000   112,000      77,560     29,487    77,130  108,955
----------------------------------------------------------------------------------------------------------------------------
                                                              82,510,963 6,728,388
                                                              --------------------
TOTAL
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                        117,079     42,055 $  61,910 $ 74,939
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              145,204     57,167 $  65,263 $ 79,561
                                                                                    ----------------------------------------

CORE
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                         77,156     28,667 $  64,411 $ 77,784
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              126,681     51,343 $  66,322 $ 80,845
                                                                                    ----------------------------------------

FUND I
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                         68,078     26,416 $  54,454 $ 64,747
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                               61,142     23,692 $  56,479 $ 67,148
                                                                                    ----------------------------------------

FUND II -Urban In-fill
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                      1,227,555    411,095 $  26,510 $ 33,436
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                            1,274,483    427,111 $  25,104 $ 31,477
                                                                                    ----------------------------------------

FUND II -Other
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                         77,560     29,487 $  77,130 $108,955
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                               77,560     29,487 $  77,130 $108,955
                                                                                    ----------------------------------------
(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership
    % in the joint venture.
(2) West 54th Street, Sherman and 161st Street figures are for 2 mile radius

       QUARTERLY SUPPLEMENTAL DISCLOSURE
                December 31, 2006

           Property Demographics (1)
           -------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  5-Mile Radius
                                                                                    ----------------------------------------

                                                       Trade   Cash (2)
                Property / JV                          Area      Base      Total       Total        #     Median HH Avg. HH
Classification   Ownership %       City         State (Miles)    Rent       GLA        Pop.        HH      Income    Income
----------------------------------------------------------------------------------  ----------------------------------------
Core            Brandywine Town    Wilmington    DE
                 Center & Mkt
                 Sq./22.22%                              3    14,814,101   939,461     120,306     46,004   $74,110 $ 93,425
Core            Elmwood Park       Elmwood Park  NJ
                 Shopping Ctr.                           3     3,443,898   149,085     614,727    208,535    57,938   69,562
Core            Chestnut Hill      Philadelphia  PA      3     1,292,372    40,570     399,921    157,197    52,171   65,291
Core            Abington Towne     Abington      PA
                 Center                                  3       955,839   216,355     304,127    117,213    59,851   70,401
Core            Clark & Diversey   Chicago       IL      3       800,401    19,265     969,623    410,327    51,138   67,593
Core            Hobson West Plaza  Naperville    IL      3     1,208,451    98,902     241,153     82,668    93,969  113,986
Core            Methuen Shopping   Methuen       MA
                 Ctr.                                    5       958,689   130,021     201,503     72,943    47,894   56,306
Core            Crossroads         White Plains  NY
                 Shopping Ctr. /
                 49%                                     3     6,096,266   310,624     205,109     73,112    93,445  108,276
Core            The Branch Plaza   Smithtown     NY      3     2,493,201   125,751     199,361     64,663    82,867  105,093
Core            Amboy Road         Staten        NY
                                    Island               3     1,535,659    60,090     292,132    105,178    66,927   88,388
Core            Village Commons    Smithtown     NY
                 Shopping Ctr.                           3     2,243,319    87,169     199,361     64,663    82,867  105,093
Core            Bloomfield Town    Bloomfield    MI
                 Square             Hills                5     2,450,631   232,366     166,443     62,677    79,970  105,922
Core            Crescent Plaza     Brockton      MA      3     1,609,257   218,141     168,246     58,789    46,062   56,826
Core            239 Greenwich      Greenwich     CT
                 Avenue / 75%                            5     1,397,621    16,834     142,822     51,210    94,119  119,232
Core            Town Line Plaza    Rocky Hill    CT      3     1,626,923   206,356     153,302     61,023    57,724   68,679
Core            New Loudon Center  Latham        NY      5     1,713,664   255,826     151,655     61,034    47,547   61,261
Core            Pacesetter Park    Pomona        NY
                 Shopping Ctr.                           3     1,093,823    96,698     129,143     36,828    72,841  102,767
Core            2914 Third Ave     The Bronx     NY      3       844,000    43,500   2,690,882  1,034,060    45,279   56,415
Core            LA Fitness, Staten Staten        NY
                 Island             Island               3     1,265,000    51,494     457,912    162,076    60,236   77,922
Core            West 54th Street   Manhattan     NY      3     2,341,117     9,814   2,424,848  1,048,312    55,446   67,194
Core            Mad River Station  Dayton        OH      5     1,530,017   155,838     135,000     56,693    60,560   71,601
Core            Mark Plaza         Edwardsville  PA      5       987,672   216,401     124,868     52,566    34,683   43,184
Core            Blackman Plaza     Wilkes-Barre  PA      5       288,919   125,264     111,991     47,249    33,391   41,275
Core            Bartow Avenue      The Bronx     NY      3       284,620    14,668   1,435,467    511,796    30,552   43,522
Core            Walnut Hill Plaza  Woonsocket    RI      5     2,302,888   284,717      95,320     35,238    50,142   56,573
Core            Ledgewood Mall     Ledgewood     NJ      5     4,251,995   517,192     108,922     38,302    77,480   89,838
Core            BTS Boonton LLC /  Boonton       NJ
                 60%                                     5     1,252,985    62,908     101,266     36,438    86,509  106,011
Core            Merrillville Plaza Hobart        IN      5     2,545,802   235,678      87,796     32,151    54,709   62,531
Core            The Gateway        So.           VT
                 Shopping Ctr.      Burlington           3     1,799,752   101,784      69,993     28,186    47,104   57,514
Core            Marketplace of     Absecon       NJ
                 Absecon                                 3     1,648,847   105,135      68,326     26,137    51,610   62,711
Core            Plaza 422          Lebanon       PA      3       444,020   155,149      61,197     23,615    41,055   51,545
Core            Route 6 Plaza      Honesdale     PA      5     1,116,431   175,505      11,899      4,627    34,031   46,300
Fund I          Granville Center / Columbus      OH
                 37.78%                                  3       663,086   134,997     266,313    108,411    53,466   60,719
Fund I          Sheffield Crossing Sheffield     OH
                 / 37.78%                                3     1,203,020   112,534     110,797     41,494    49,602   59,866
Fund I          Amherst            Amherst       OH
                 Marketplace /
                 37.78%                                  3       889,667    79,945      98,291     37,263    41,483   52,190
Fund I          Sterling Heights   Sterling      MI
                 Shopping Center /  Heights
                 18.9%                                   3       607,740   154,835     264,560    103,403    63,816   74,661
Fund I          Tarrytown Shopping Tarrytown     NY
                 Center / 37.78%                         3       909,457    35,291     123,546     43,654    85,757  103,311
Fund I          Hitchcock Plaza/   Aiken         SC
                 7.6%                                    5     1,427,800   221,029      44,606     16,968    42,687   55,503
Fund I          Haygood Shopping   Virginia      VA
                 Center / 18.9%     Beach                3     1,730,113   178,497     225,653     86,122    54,074   62,011
Fund II - Urban 400 East Fordham   The Bronx     NY
 In-Fill         Road / 19.2%                            2             -         -   1,997,909    698,322    33,259   40,957
Fund II - Urban Sherman Avenue /   Manhattan     NY
 In-Fill         19.2%                                   2             -         -   2,049,516    721,521    34,366   42,608
Fund II - Urban Pelham Manor       Westchester   NY
 In-Fill         Shopping Plaza /
                 19.2%                                   3             -         -   1,109,022    403,897    44,956   53,542
Fund II - Urban 161st Street       The Bronx     NY
 In-Fill         /19.2%                                  2     5,221,956   223,611   2,531,473    966,482    37,307   48,034
Fund II - Urban Liberty Avenue /   Queens        NY
 In-Fill         19.2%                                   3       394,944    17,088     613,457    201,509    44,915   59,078
Fund II - Other Oakbrook/ 20%      Oakbrook      IL      3       825,000   112,000     288,932    108,039    75,456   97,126
----------------------------------------------------------------------------------------------------------------------------
                                                              82,510,963 6,728,388
                                                              --------------------
TOTAL
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                        265,217     99,890 $  60,931 $ 74,653
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              358,666    138,185 $  61,466 $ 75,333
                                                                                    ----------------------------------------

CORE
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                        187,566     69,887 $  63,074 $ 77,313
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              325,235    125,543 $  62,083 $ 76,087
                                                                                    ----------------------------------------

FUND I
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                        165,450     64,285 $  52,458 $ 62,858
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              155,845     59,646 $  56,323 $ 67,353
                                                                                    ----------------------------------------

FUND II -Urban In-fill
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                      2,395,307    912,174 $  37,847 $ 48,818
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                            2,531,473    966,482 $  37,307 $ 48,034
                                                                                    ----------------------------------------

FUND II -Other
                                                                                    ----------------------------------------
Weighted Average - Based on GLA                                                        288,932    108,039 $  75,456 $ 97,126
                                                                                    ----------------------------------------
Weighted Average - Based on base rent (1)                                              288,932    108,039 $  75,456 $ 97,126
                                                                                    ----------------------------------------

(1) Does not include the Kroger/Safeway Portfolio. Base rent for joint ventures has been pro-rated based on the Company's ownership
    % in the joint venture.
(2) West 54th Street, Sherman and 161st Street figures are for 2 mile radius

QUARTERLY SUPPLEMENTAL DISCLOSURE
          June 30, 2007

Residential (Multi-family) Properties
-------------------------------------

                                                                               % Occupied        % Occupied
            Property                 Location     Square Feet     Units       June 30, 2007    March 31, 2007
            --------                 --------     -----------  ------------  ---------------  ----------------

          Mid-Atlantic

         North Carolina
         --------------
       Village Apartments            Winston
                                       Salem          578,706           600              89%               86%

            Mid-West

            Missouri
--------------------------------
Gate House, Holiday House, Tiger     Columbia
 Village, Colony Apartments (1)                       625,545           874              92%               89%
                                                  -----------  ------------              ---               ---


             Totals                                 1,204,251         1,474              91%               88%
                                                  ===========  ============              ===               ===

(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions


                                       53